

                                                                   EXHIBIT 10.23






                               U.S. $3,000,000.00

                     INTERNATIONAL REVOLVING LOAN AGREEMENT

                                   DATED AS OF

                                  JUNE 30, 1997

                                 BY AND BETWEEN

                              NATIONAL TANK COMPANY

                                       AND

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION


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                                TABLE OF CONTENTS
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1.       CERTAIN DEFINITIONS......................................................................................1

2.       THE LOANS AND LETTERS OF CREDIT..........................................................................1
         2.1.        The Loans....................................................................................1
         2.2.        International Borrowing Base.................................................................2
         2.3.        Letters of Credit............................................................................3
         2.4.        Letter of Credit Requests....................................................................4
         2.5.        Agreement to Repay Letter of Credit Drawings.................................................4
         2.6.        Conflict between Applications and Agreement..................................................6
         2.7.        Increased Costs; Unavailable LIBOR; Increased Capital........................................6
         2.8.        Interest Rate Protection.....................................................................7
         2.9.        Voluntary Conversion/Continuation of Loans; Past Due Rate....................................7
         2.10.       Illegality, Etc..............................................................................8

3.       PREPAYMENTS AND OTHER PAYMENTS...........................................................................8
         3.1.        Required Prepayments.........................................................................8
         3.2.        Optional Prepayments.........................................................................8
         3.3.        Place of Payment or Prepayment...............................................................9
         3.4.        Prepayment Premium or Penalty................................................................9
         3.5.        Taxes........................................................................................9
         3.6.        Reduction or Termination of the Commitment...................................................9

4.       FEES.....................................................................................................9
         4.1.        Facility Fee.................................................................................9
         4.2.        Letter of Credit Fees.......................................................................10
         4.3.        Fees Not Interest; Nonpayment...............................................................10

5.       APPLICATION OF PROCEEDS.................................................................................10

6.       REPRESENTATIONS AND WARRANTIES..........................................................................10
         6.1.        Organization and Qualification..............................................................10
         6.2.        Financial Statements; Positive Tangible Net Worth...........................................10
         6.3.        Litigation..................................................................................11
         6.4.        Default.....................................................................................11
         6.5.        Title to Assets; Ownership..................................................................11
         6.6.        Authorization, Validity, Etc................................................................11
         6.7.        Line of Business............................................................................12
         6.8.        Taxes.......................................................................................12
         6.9.        Conflicting or Adverse Agreements or Restrictions...........................................12
         6.10.       Information.................................................................................12
         6.11.       No Consent..................................................................................12
         6.12.       Environmental Matters.......................................................................12
         6.13.       Debt........................................................................................13
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7.       CONDITIONS..............................................................................................13
         7.1.        Representations True and No Defaults........................................................13
         7.2.        Terms of Sale...............................................................................13
         7.3.        Governmental Approvals......................................................................14
         7.4.        Borrowing Documents.........................................................................14
         7.5.        Letter of Credit Documents..................................................................14
         7.6.        Required Initial Documents and Certificates.................................................14
         7.7.        Eximbank Acknowledgment, Etc................................................................15
         7.8.        Post-Closing Lien Search....................................................................16
         7.9.        Approval of Authorized Officer..............................................................16

8.       AFFIRMATIVE COVENANTS...................................................................................16
         8.1.        Financial Statements and Information........................................................16
         8.2.        Books and Records...........................................................................17
         8.3.        Insurance...................................................................................17
         8.4.        Inspection of Property and Records; Audits of Collateral....................................17
         8.5.        Notice of Certain Matters...................................................................18
         8.6.        Security and Further Assurances.............................................................18
         8.7.        Export Insurance............................................................................19
         8.8.        Maintenance of Property.....................................................................19
         8.9.        Existence, Laws and Obligations.............................................................19
         8.10.       Assignment of International Letter of Credit Proceeds.......................................19
         8.11.       Environmental Matters.......................................................................20
         8.12.       Controlling Affiliates......................................................................20

9.       NEGATIVE COVENANTS......................................................................................20
         9.1.        Liens.......................................................................................20
         9.2.        Merger, Consolidation, Etc..................................................................20
         9.3.        Nature of Business; Management..............................................................21
         9.4.        Loans and Investments.......................................................................21
         9.5.        Financial Covenants.........................................................................21
         9.6.        Debt........................................................................................21
         9.7.        Affiliate Transactions......................................................................22
         9.8.        Restricted Payments.........................................................................22
         9.9.        Change in Accounting Method.................................................................22
         9.10.       Export Orders and Indirect Export Orders....................................................22
         9.11.       Copyrights, Patents and Software............................................................22
         9.12.       Eximbank Violations.........................................................................22

10.      EVENTS OF DEFAULT; REMEDIES.............................................................................23
         10.1.       Failure to Pay Principal or Interest........................................................23
         10.2.       Failure to Pay Other Amounts................................................................23
         10.3.       Misrepresentation or Breach of Warranty.....................................................23
         10.4.       Violation of Covenants......................................................................23
         10.5.       Bankruptcy and Other Matters................................................................23
         10.6.       Dissolution.................................................................................24

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         10.7.       Liens.......................................................................................24
         10.8.       Collateral..................................................................................24
         10.9.       International Security Documents............................................................24
         10.10.      Cross-Default to Export Orders, Indirect Export Orders and
                     Direct Export Contracts.....................................................................24
         10.11.      Cross-Default to Domestic Loan Documents....................................................24
         10.12.      Cross-Default to Non-Eximbank Debt..........................................................24
         10.13.      Cross-Acceleration to Other Debt............................................................24
         10.14.      Undischarged Judgment.......................................................................24
         10.15.      Cross-Default to Borrower Agreement.........................................................25
         10.16.      Change of Control...........................................................................25
         10.17.      Controlling Affiliates......................................................................25
         10.18.      Impairment of Eximbank Guaranty.............................................................25
         10.19.      Impairment of International Loan Documents, Export Orders,
                     Indirect Export Orders and Direct Export Contracts..........................................25
         10.20.      Negative Pledge on Shares...................................................................25
         10.21.      Other Remedies..............................................................................25
         10.22.      Collateral Account..........................................................................26
         10.23.      Remedies Cumulative.........................................................................26
         10.24.      Distributions in Violation of the Eximbank Guaranty.........................................26
         10.25.      Material Litigation.........................................................................26

11.      MISCELLANEOUS...........................................................................................26
         11.1.       Representation by the Bank..................................................................26
         11.2.       Waivers, Etc................................................................................26
         11.3.       Reimbursement of Expenses...................................................................27
         11.4.       Notices.....................................................................................27
         11.5.       Governing Law...............................................................................28
         11.6.       Survival of Representations, Warranties and Covenants.......................................28
         11.7.       Counterparts................................................................................28
         11.8.       Separability................................................................................28
         11.9.       Descriptive Headings........................................................................28
         11.10.      Accounting Terms............................................................................28
         11.11.      Limitation of Liability.....................................................................28
         11.12.      Set-off.....................................................................................29
         11.13.      Sale or Assignment..........................................................................29
         11.14.      Interest....................................................................................29
         11.15.      Indemnification.............................................................................30
         11.16.      Payments Set Aside..........................................................................30
         11.17.      Loan Agreement Controls.....................................................................31
         11.18.      FINAL AGREEMENT.............................................................................31
         11.19.      WAIVER OF JURY TRIAL........................................................................31

         Exhibit A   -     Definitions
         Exhibit B   -     Form of International Revolving Note
         Exhibit C   -     Form of Request for Borrowing
         Exhibit D   -     Form of International Borrowing Base Certificate,
                           together with Annex I and II
         Exhibit E   -     Form of Compliance Certificate
         Exhibit F   -     Form of Letter of Credit Request
         Exhibit G   -     Notice of Rate Change/Continuation

         Schedule 6.1   -     Subsidiaries
         Schedule 6.3   -     Litigation
         Schedule 6.5   -     Ownership
         Schedule 6.13  -     Existing Indebtedness
         Schedule 8.3   -     Insurance
         Schedule 9.1   -     Existing Liens

                             INTERNATIONAL REVOLVING
                                 LOAN AGREEMENT


        NATIONAL TANK COMPANY, a Delaware corporation (hereinafter called the "Borrower"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, hereinafter called the "Bank"), hereby agree as follows:

     1. CERTAIN DEFINITIONS. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings given to them in Exhibit A to this Agreement.

     2. THE LOANS AND LETTERS OF CREDIT.

        2.1. THE LOANS.

        (a) Upon the terms and conditions and relying upon the representations and warranties herein set forth, the Bank agrees to make Loans to the Borrower on any one or more Business Days prior to the Maturity Date, up to an aggregate principal amount of Loans not exceeding at any one time outstanding the lesser of (i) $3,000,000.00 (such amount, as it may be reduced from time to time pursuant to Section 3.6, being the Bank's "Commitment") or (ii) the International Borrowing Base. Subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow hereunder.

        (b) The Borrower shall execute and deliver to the Bank to evidence the Loans made by the Bank under the Bank's Commitment, a Note which shall be
     (i) dated of even date herewith; (ii) in the principal amount of the Commitment; and (iii) in substantially the form attached hereto as Exhibit B, with the blanks appropriately filled. The outstanding principal balance of the Note shall be payable on or before the Maturity Date. The Note shall bear interest on the unpaid principal amount thereof from time to time outstanding, payable on the last Business Day of each month, commencing on July 31, 1997, and at maturity, at a rate per annum (calculated based on a year of 360 days) which (A) in the case of a Base Rate Loan shall be equal to the lesser of (i) the Base Rate, such interest rate to change automatically from time to time effective as of the date of each change in the Base Rate, or (ii) the Highest Lawful Rate, and (B) in the case of a LIBOR Rate Loan shall be equal to the lesser of (i) the LIBOR Rate plus 2.25%, such interest rate to change automatically from time to time effective as of the date of each change in the LIBOR Rate, or (ii) the Highest Lawful Rate. Any amount of principal which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest at the Past Due Rate.

        (c) Each Loan (other than a Loan made pursuant to Section 2.5(a) to repay a reimbursement obligation) made hereunder shall be in $100,000 increments and in a principal amount of not less than $500,000 or the balance of the Commitment, if such balance is less than $500,000, and shall be made on prior written notice from the Borrower to the Bank in the form of Exhibit C attached hereto (the "Request for Borrowing") delivered to the Bank not later than 12:00 noon (Houston time) (i) in the case of a LIBOR Rate Loan on the third Business Day prior to the date of the proposed Loan (the "Borrowing Date"), and (ii) in the case of a Base Rate Loan at least one Business Day prior to the proposed Borrowing Date. Each Request for Borrowing shall specify (i) the amount of the proposed borrowing and of each Loan comprising a part thereof; (ii) the Borrowing Date; (iii) the Type of Loan requested; (iv) with respect to any LIBOR Rate Loan, the Interest Period with respect to each such Loan and the Expiration Date of each such Interest Period (provided, that there shall not be more than three (3) Interest Periods in effect at any one time under this Agreement). The Borrower may give the Bank telephonic notice, including by telephonic facsimile, by the required time of any proposed borrowing under this
     Section 2.1(c); provided, however, that such telephonic notice shall be confirmed in original writing by delivery to the Bank promptly (but in no event later than the Borrowing Date relating to any such borrowing) of a Request for Borrowing. The Bank shall not incur any liability to the Borrower in acting upon any telephonic notice referred to above which the Bank believes to have been given by the Borrower, or for otherwise acting in good faith under this Section 2.1(c). Upon fulfillment of the applicable conditions set forth in Section 7, on the Borrowing Date, the Bank shall make the borrowing available to the Borrower. The Bank shall pay or deliver the proceeds of each borrowing to or upon the order of the Borrower; provided that in the case of the first Loan, such payment or delivery shall be made only against delivery to the Bank of the Note payable to the order of the Bank. The Bank's records as to the date and principal amount of each Loan and each payment of principal thereon shall be controlling. Any deposit to or for the Borrower's account by the Bank pursuant to a request (whether written or oral) believed by the Bank to be an authorized request by the Borrower for a Loan hereunder shall be deemed to be a Loan hereunder for all purposes with the same effect as if the Borrower had in fact requested the Bank to make such Loan.

        (d) Each Request for Borrowing shall be irrevocable and binding on the Borrower. In the case of any request for a LIBOR Rate Loan, the Borrower shall indemnify the Bank against any loss, cost or expense incurred by the Bank as a result of any failure to fulfill on or before the Borrowing Date specified in such Request for Borrowing for such Loan the applicable conditions set forth in Section 7, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Bank to fund the Loan when the Loan, as a result of such failure, is not made on such date.

        2.2. INTERNATIONAL BORROWING BASE.

        (a) From the date hereof to the date of the first determination of the International Borrowing Base as hereinafter provided, the amount of the International Borrowing Base shall be $0.

        (b) As soon as available, and in any event within twenty (20) Business Days after the end of each calendar month, the Borrower shall furnish the Bank an international borrowing base detailed scheduled report (the "International Borrowing Base Certificate") in the form of Exhibit D, which is dated as of the end of each calendar month and which includes a list of the Eligible Accounts Receivable and Eligible Inventory of the Borrower as at the end of the preceding month, such list to be in such form and containing such information and detail as the Bank may reasonably request, and as is satisfactory to the Bank, to comply with the requirements of the Eximbank Guaranty, including, without limiting the generality of the foregoing, as to Eligible Accounts Receivable, aging thereof in the customary manner. The inclusion of any receivable or inventory in the International Borrowing Base Certificate shall constitute a representation and warranty by the Borrower that such receivable is an Eligible Accounts Receivable or Eligible Inventory, as the case may be. The Bank may, on demand, inspect the documentation supporting any International Borrowing Base Certificate.

        (c) Two (2) Business Days after the receipt of any such International Borrowing Base Certificate (unless the Bank prior to such date has notified the Borrower of its determination of a different International Borrowing Base) the International Borrowing Base amount stated in any such International Borrowing Base Certificate shall automatically be deemed the International Borrowing Base amount until the earlier of (i) the date of the next determination or (ii) the date the Bank notifies the Borrower of its determination of a different International Borrowing Base. The date of any such notification (if any) by the Bank is herein called a "Determination Date" and any increase or reduction in the International Borrowing Base by the Bank shall be effective as of such date. Each determination of the International Borrowing Base shall be made by the Bank in its reasonable business judgment, based on the most recent International Borrowing Base Certificate furnished by the Borrower and other information available to the Bank.

        2.3. LETTERS OF CREDIT.

        (a) Subject to and upon the terms and conditions herein set forth, including, without limitation, the applicable terms and conditions set forth in
Section 7 hereof, the Bank agrees that it will, following its receipt of a Letter of Credit Request, issue for the account of the Borrower and in support of the obligations of the Borrower, one or more irrevocable letters of credit which either (i) can be drawn down by a Buyer only if the Borrower fails to perform all of its obligations under an Export Order or Indirect Export Order, or (ii) can be drawn down by a United States supplier if the Borrower fails to pay for goods or services purchased from said supplier by the Borrower in support of export sales to be made pursuant to an Export Order or Indirect Export Order (all such letters of credit collectively, the "Letters of Credit"); provided that the Bank shall be under no obligation to issue any Letter of Credit if at the time of such issuance:

        (i) any order, judgment or decree of any Governmental Authority or arbitrator shall purport by its terms to enjoin or restrain the Bank from issuing such Letter of Credit or any requirement of law applicable to the Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Bank shall prohibit, or request that the Bank refrain from, the issuance of letters of credit generally; or

        (ii) the Stated Amount of such Letter of Credit plus the Letter of Credit Outstandings at such time (subject to any adjustment pursuant to Section 2.3(c), if any) and the aggregate principal amount of all Loans then outstanding (after giving effect to the principal amount of all Loans repaid and all Unpaid Drawings reimbursed prior to or concurrently with the issuance of such Letter of Credit) exceeds the lesser of (A) the Commitment (after giving effect to any reductions to the Commitment on such date) and
     (B) the International Borrowing Base then in effect; or

        (iii) unless the Bank shall give its prior written consent in its sole discretion, the expiry date, or, in the case of any Letter of Credit containing an expiry date that is extendible at the option of the Bank, the initial expiry date of such Letter of Credit, is a date that is later than the scheduled Maturity Date; or

        (iv) the expiry date is not later than twelve (12) months from the date of issuance of such letter of credit.

        (b) Notwithstanding the foregoing, the Bank may not issue during the final sixty (60) days of the term of this Agreement any Letters of Credit which expire after the Maturity Date unless the Bank either has decided to renew this Agreement or has obtained the prior written approval of Eximbank.

        (c) The Bank may from time to time, in its sole and absolute discretion, allow the issuance of Letters of Credit that are less than 100% collateralized.

        2.4. LETTER OF CREDIT REQUESTS.

        (a) Whenever the Borrower desires that a Letter of Credit be issued for its account or that an existing expiry date shall be extended, it shall deliver to the Bank its prior written request therefore not later than 12:00 noon (Houston time) on at least the second (2nd) Business Day prior to the requested issuance or extension date, as the case may be. Each such request shall be executed by the Borrower and shall be in the form of Exhibit F attached hereto (each a "Letter of Credit Request") and, in the case of the issuance of any Letter of Credit, shall be accompanied by an Application therefor, completed to the satisfaction of the Bank, and such other certificates, documents and other papers and information as the Bank may reasonably request. Each Letter of Credit shall be denominated in Dollars, shall expire no later than the date specified in Section 2.3, shall not be in an amount greater than is permitted under
Section 2.3(a) and shall be in such form as may be approved from time to time by the Bank and the Borrower.

        (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of Section 2.3(a) and Section 7 of this Agreement. Upon its issuance of any Letter of Credit or the extension of the existing expiry date of any Letter of Credit, as the case may be, the Bank shall promptly notify the Borrower of such issuance or extension, which notice shall be accompanied by a copy of the Letter of Credit actually issued or a copy of any amendment extending the existing expiry date of any Letter of Credit, as the case may be.

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        2.5. AGREEMENT TO REPAY LETTER OF CREDIT DRAWINGS.

        (a) Upon the receipt by the Bank of any Drawing from a beneficiary under a Letter of Credit, the Bank promptly will provide the Borrower with telecopy notice thereof. The Borrower hereby agrees to reimburse the Bank by making payment to the Bank in immediately available funds at the office, for any payment made by the Bank under any Letter of Credit issued by it (each such amount so paid until reimbursed, an "Unpaid Drawing") immediately after, and in any event on the date of, such payment, with interest on the amount so paid by the Bank, to the extent not reimbursed prior to 2:00 p.m. (Houston time) on the date of such payment, from and including the date paid but excluding the date reimbursement is made as provided above, at a rate per annum equal to the Highest Lawful Rate, such interest to be payable on demand. Unless otherwise paid by the Borrower, such Unpaid Drawing may (and, if the Bank so desires, shall automatically, provided that the Bank give notice thereof to Borrower promptly thereafter), subject to satisfaction of the conditions precedent set forth in Sections 2.3 and 7, be paid with the proceeds of Loans which shall bear interest at an annual rate equal to the Base Rate.

        (b) The Borrower's obligations under this Section 2.5 to reimburse the Bank with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances (except as provided below with respect to the gross negligence or willful misconduct of the
Bank) and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Bank, including any defense based upon the failure of any drawing under a Letter of Credit (each a "Drawing") to conform to the terms of the Letter of Credit (other than a defense based upon the gross negligence or willful misconduct of the Bank in determining whether such Drawing conforms to the terms of the Letter of Credit) or any non-application or misapplication by the beneficiary of the proceeds of such Drawing, including any of the following circumstances:

         (i) any lack of validity or enforceability of this Agreement or any of the other International Loan Documents;

         (ii) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Bank, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower or any other Person and the beneficiary named in any such Letter of Credit);

         (iii) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

         (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the International Loan Documents;

         (v) the occurrence of any Default or Event of Default; or

        (vi) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower;

provided that none of the foregoing is attributable to the gross negligence or willful misconduct of the Bank.

        (c) The Borrower also agrees with the Bank that, in the absence of gross negligence or willful misconduct of the Bank, the Bank shall not be responsible for, and the Borrower's reimbursement obligations under Section 2.6(a) shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged or any dispute between or among the Borrower or any other Person and the beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower or any other Person against any beneficiary of such Letter of Credit or any such transferee.

        (d) The Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Bank's gross negligence or willful misconduct. The Borrower agrees that any action taken or omitted by the Bank under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Customs and Practice for Documentary Credits (1994 Revision), International Chamber of Commerce, Publication No. 500 (and any subsequent revisions thereof approved by a Congress of the International Chamber of Commerce and adhered to by such Bank) and, to the extent not inconsistent therewith, the Uniform Commercial Code of the State of Texas, shall not result in any liability of the Bank to the Borrower or any other Person. IT IS THE INTENT OF THE PARTIES HERETO THAT THE BANK SHALL NOT HAVE ANY LIABILITY UNDER THIS SECTION 2.5 FOR THE ORDINARY SOLE OR CONTRIBUTORY NEGLIGENCE OF THE BANK.

        2.6. CONFLICT BETWEEN APPLICATIONS AND AGREEMENT. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Agreement, the provisions of this Agreement shall control.

        2.7. INCREASED COSTS; UNAVAILABLE LIBOR; INCREASED CAPITAL.

        (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to the Bank of agreeing to make or making, funding or maintaining LIBOR Rate Loans, then the Borrower shall from time to time, upon demand by the Bank, pay to the Bank additional amounts sufficient to compensate the Bank for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower by the Bank, shall be conclusive and binding for all purposes, absent manifest error.

        (b) If the Borrower shall have chosen the LIBOR Rate in a Request for Borrowing or a Notice of Rate Change/Continuation and not later than 11:00 a.m. (Houston, Texas time) one

Business Day prior to the Borrowing Date or Conversion/Continuation Date, as the case may be, the Bank notifies the Borrower that (i) deposits in Dollars in the principal amount of such LIBOR Rate Loan are not being offered to the Bank in the interbank market selected by the Bank for the Interest Period applicable thereto or (ii) adequate and reasonable means do not exist for ascertaining the chosen LIBOR Rate in respect of such LIBOR Rate Loan or (iii) the LIBOR Rate for any Interest Period for such LIBOR Rate Loan will not adequately reflect the cost to the Bank of making such LIBOR Rate Loan for such Interest Period, then such LIBOR Rate shall not become effective as to such LIBOR Rate Loan on such Borrowing Date or the Conversion/Continuation Date, as the case may be, or at any time thereafter until such time thereafter as the Borrower receives notice from the Bank that the circumstances giving rise to such determination no longer apply and such Loan shall bear interest at the lesser of (i) the Base Rate or
(ii) the Highest Lawful Rate.

        (c) If the Bank determines that compliance with any law or regulation or any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and that the amount of such capital is increased by or based upon the existence of the Bank's Commitment hereunder and other commitments of this type, then, within fifteen (15) Business Days after demand by the Bank, the Borrower shall pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank or such corporation in the light of such circumstances. A certificate as to such amounts submitted to the Borrower by the Bank shall be conclusive and binding for all purposes, absent manifest error.

        (d) Anything in this Section notwithstanding: (i) the Borrower shall not be required to pay to the Bank reimbursement or indemnification with regard to any costs or expenses described in this Section, unless the Bank notifies the Borrower of such costs or expenses within 90 days after the date paid or incurred; and (ii) the Bank shall not be permitted to pass through to the Borrower charges and costs under this Section on a discriminatory basis (i.e., which are not also passed through by the Bank to other customers of the Bank similarly situated where such customer is subject to documents providing for such pass through).

        2.8. INTEREST RATE PROTECTION. If the Borrower shall fail to select the duration of any Interest Period for any LIBOR Rate Loan in accordance with the provisions hereof, such Loan will automatically, on the last day of the then existing Interest Period therefor, convert into a Base Rate Loan.

        2.9. VOLUNTARY CONVERSION/CONTINUATION OF LOANS; PAST DUE RATE.

        (a) So long as no Default or Event of Default has occurred and is continuing, the Borrower may (i) change the interest rates to apply to any Loan or (ii) elect to continue all or any part of the outstanding principal balance of any LIBOR Rate Loan as an Loan of such Type by giving the Bank an irrevocable written notice (the "Notice of Rate Change/Continuation") in the form of Exhibit G hereto, specifying (A) the date on which such Loan was made; (B) the interest rate then applicable to such Loan; (C) with respect to any LIBOR Rate Loan, the Interest Period then applicable to each such Loan; (D) the principal amount of such Loan to remain outstanding; (E) the Type of Loan and, with respect to any LIBOR Rate Loan, the Interest Period to become applicable to such Loan on the effective date of the rate change or continuation; and (F) the requested effective date of the rate change or continuation (the "Conversion/Continuation Date"). In the case of the conversion of all or any part of any Base Rate Loan into a LIBOR Rate Loan or the continuation of any LIBOR Rate Loan as an Loan of such Type, such notice must be received by the Bank not later than 11:00 A.M. (Houston time) at least three (3) full Business Days prior to the Conversion/Continuation Date, and otherwise at least one (1) full Business Day prior thereto. Each rate so specified shall become effective on the Conversion/Continuation Date and remain in effect until the expiration of the applicable Interest Period specified in such Notice of Rate Change/Continuation.

        (b) Nothing contained herein shall authorize the Borrower (i) to convert any Loan into or continue any Loan as a LIBOR Rate Loan unless the Expiration Date of the Interest Period for such Loan occurs on or before the Maturity Date or (ii) to continue or change the interest rates applicable to any LIBOR Rate Loan prior to the Expiration Date of the Interest Period with respect thereto.

        (c) Notwithstanding anything set forth herein to the contrary, any Loan which is not paid when due shall bear interest at a rate per annum which shall be equal to the lesser of (i) 3% above the interest rate otherwise applicable thereto or (ii) the Highest Lawful Rate, which interest shall be due and payable on demand.

        2.10. ILLEGALITY, ETC. Notwithstanding any other provision of this Agreement, if the Bank shall notify the Borrower that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for the Bank to perform its obligations hereunder to make LIBOR Rate Loans or to fund or maintain LIBOR Rate Loans hereunder, (i) the obligation of the Bank to make, or to convert Loans into, LIBOR Rate Loans shall be suspended until the Bank shall notify the Borrower that the circumstances causing such suspension no longer exist and (ii) the Borrower shall forthwith prepay in full all LIBOR Rate Loans of the Bank then outstanding, together with interest accrued thereon, unless the Borrower, within five (5) Business Days of notice from the Bank, converts all LIBOR Rate Loans of the Bank then outstanding into a Base Rate Loan.

     3. PREPAYMENTS AND OTHER PAYMENTS.

        3.1. REQUIRED PREPAYMENTS.

        (a) The Borrower agrees that if at any time it or the Bank determines that the aggregate principal amount of Loans outstanding plus the Letter of Credit Outstandings (subject to any adjustment pursuant to Section 2.3(c), if any) exceeds the International Borrowing Base, the Borrower will, within five
(5) Business Days, either (i) make a prepayment of principal in an amount at least equal to such excess, or (ii) furnish additional security to the Bank, in form and amount satisfactory to the Bank and the Eximbank.

        (b) The Borrower agrees that if at any time the aggregate principal amount of Loans outstanding plus the Letter of Credit Outstandings exceeds the amount of the Commitment, the Borrower shall immediately make a prepayment of principal in an amount at least equal to such excess.

        3.2. OPTIONAL PREPAYMENTS. The Borrower shall have the right at any time and from time to time to prepay the Note, in whole or in part, provided that each partial prepayment shall be in an aggregate principal amount of at least $50,000 or such lesser amount as may be due and owing. In the event of such prepayment of a LIBOR Rate Loan, the Borrower shall be obligated to reimburse the Bank in respect thereof pursuant to Section 3.4.

        3.3. PLACE OF PAYMENT OR PREPAYMENT. All payments and prepayments of the International Obligations made in accordance with the provisions of this Agreement or of the Note, including, without limitation, fees, principal or interest, shall be made to the Bank no later than 2:00 p.m. (Houston time) on the date when due, in immediately available funds.

        3.4. PREPAYMENT PREMIUM OR PENALTY. Each prepayment pursuant to Section
3.1 or 3.2 shall be without premium or penalty, provided, if any payment of principal of any LIBOR Rate Loan is made other than on the last day of the Interest Period for such Loan, as a result of a payment pursuant to Sections 3.1 or 3.2 or acceleration of the maturity of the Loans and the Notes pursuant to
Section 10 or for any other reason, the Borrower shall, within 15 Business Days after receipt of Bank's demand, pay to the Bank any amounts required to compensate the Bank for additional losses, costs or expenses which it may reasonably incur as a result of such payment, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Bank to fund or maintain such Loan.

        3.5. TAXES. All payments (whether of principal, interest, reimbursements or otherwise) under this Agreement or on the Note shall be made by the Borrower without set-off or counterclaim and shall be made free and clear of and without deduction for any present or future tax, levy, impost or any other charge, if any, of any nature whatsoever now or hereafter imposed by any taxing authority, but excluding taxes imposed on or measured by the Bank's net income and franchise taxes imposed on the Bank. If the making of such payments is prohibited by law unless such a tax, levy, impost or other charge is deducted or withheld therefrom, the Borrower shall pay to the Bank, on the date of each such payment, such additional amounts as may be necessary in order that the net amounts received by the Bank after such deduction or withholding shall equal the amounts which would have been received if such deduction or withholding were not required.

        3.6. REDUCTION OR TERMINATION OF THE COMMITMENT. The Borrower may at any time or from time to time reduce or terminate the Commitment by giving written notice thereof no later than 2:00 p.m. (Houston time) not less than two (2) Business Days' prior to such reduction or termination. Any reduction in the Commitment shall be effective on the date specified in the Borrower's notice with respect to such reduction. The Commitment shall automatically terminate on the Maturity Date or in the event of acceleration of the Maturity Date of the Note. Each reduction of the Commitment hereunder shall be irrevocable.

     4. FEES.

        4.1. FACILITY FEE. The Borrower hereby irrevocably agrees to pay $30,000 to the Bank on the Closing Date. In no event shall such amount be refunded to the Borrower, whether or not the transactions contemplated hereby are consummated. The required facility fee hereunder is 1.0% of the Commitment.

        4.2. LETTER OF CREDIT FEES. The Borrower agrees to pay the Bank a fee in respect of each Letter of Credit issued for the account of the Borrower (the "Letter of Credit Fee"), computed at the rate of 1% per annum on the initial Stated Amount of such Letter of Credit. Letter of Credit Fees shall be due and payable quarterly, in advance. Fees due under this Section 4.2 shall be computed on the basis of a year of 360 days.

        4.3. FEES NOT INTEREST; NONPAYMENT. The fees described in this Agreement represent compensation for services rendered and to be rendered separate and apart from the lending of money or the provision of credit and do not constitute compensation for the use, detention or forbearance of money, and the obligation of the Borrower to pay each fee described herein shall be in addition to, and not in lieu of, the obligation of the Borrower to pay interest, other fees described in this Agreement, and expenses otherwise described in this Agreement. Fees shall be payable when due in Dollars and in immediately available funds. All fees shall be non-refundable, and shall, to the fullest extent permitted by law, bear interest, if not paid when due, at a rate per annum equal to the Past Due Rate.

     5. APPLICATION OF PROCEEDS. The Borrower agrees that (a) the proceeds of the Loans shall be used exclusively for purposes permitted pursuant to the Eximbank Guaranty and the Borrower Agreement and (b) the Letters of Credit shall be issued solely to support the Borrower's obligations (i) under an Export Order or Indirect Export Order, or (ii) to pay for goods or services purchased from a United States supplier in support of export sales to be made, pursuant to an Export Order or Indirect Export Order.

     6. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that:

        6.1. ORGANIZATION AND QUALIFICATION. The Borrower and each Subsidiary
(a) is duly organized, validly existing, and in good standing under the laws of its state of formation; (b) has the power to own its Properties and to carry on its business as now conducted; and (c) is duly qualified to do business and is in good standing in every jurisdiction where such qualification is necessary. The Borrower has no Subsidiaries other than those listed on Schedule 6.1.

        6.2. FINANCIAL STATEMENTS; POSITIVE TANGIBLE NET WORTH. The Borrower and each Guarantor has furnished the Bank with the following financial statements:
(a) its year-end Annual Audited Financial Statements for the fiscal periods ended 1994, 1995 and 1996; and (b) its balance sheet and statement of operations and retained earnings as at and for the 12 month period ended March 31, 1997. These statements have been prepared in conformity with GAAP. Such statements present, in all material respects, the financial condition of the Borrower or Guarantor and its Subsidiaries and the results of its operations as at the dates and for the periods indicated. There has been no material adverse change in the condition, financial or otherwise, of the Borrower since March 31, 1997. During the period from March 31, 1997 to the Closing Date, the Borrower has had a positive tangible net worth, as determined in accordance with GAAP. For the purpose of this determination, net worth (as determined in accordance with GAAP) must be (i) increased by any

Indebtedness of the Borrower and its Subsidiaries subordinated to the Loans and
(ii) decreased by all intangible assets (including, without limitation, all patents, licenses, goodwill, subscription lists, capitalized software, organization expenses, covenants not to compete, and investments in and monies due from Affiliates, officers and directors of the Borrower and its Subsidiaries).

        6.3. LITIGATION. Other than as set forth on Schedule 6.3, there is no material action or proceeding pending or, to the knowledge of the Borrower, threatened against or involving the Borrower or any Subsidiary thereof before any court, administrative agency or arbitrator which, if adversely determined, could reasonably be expected to have a Material Adverse Effect. There is no outstanding judgment, order or decree binding upon the Borrower or any Subsidiary before or by any administrative or governmental authority.

        6.4. DEFAULT. Neither the Borrower nor any Subsidiary is in default under or in violation of the provisions of (i) any instrument evidencing any Indebtedness or (ii) any agreement relating thereto or (iii) any Governmental Requirement (except where such default or violation could not reasonably be likely to have a Material Adverse Effect) or (iv) any Export Order or Indirect Export Order (which is a material violation of such Export Order or Indirect Export Order), which has not been waived by the applicable lender or other party thereto.

        6.5. TITLE TO ASSETS; OWNERSHIP. (a) The Borrower and each Subsidiary has good and marketable title to its material Properties, subject to no Liens except as permitted by Section 9.1 hereof.

        (b) The Persons identified on Schedule 6.5 directly own, free and clear of all Liens or restrictions on transferability or voting, one hundred percent (100%) of the outstanding shares of the Borrower and all such shares are validly issued, fully paid and non-assessable. There are no outstanding warrants, options, contracts or commitments of any kind entitling any Person to purchase or otherwise acquire (i) any shares of the capital stock (or other equivalent interests) of the Borrower or (ii) any securities convertible into or exchangeable for any shares (or other equivalent interests) of such capital stock (or other equivalent interests). No securities are outstanding which are convertible into or exchangeable for any shares of capital stock (or other equivalent interests) of the Borrower. The Persons identified on Schedule 6.5 as Controlling Affiliates are the only Controlling Affiliates of the Borrower.

        6.6. AUTHORIZATION, VALIDITY, ETC. The Borrower has the power and authority to make, execute, deliver and carry out the International Loan Documents to which it is a party and the transactions contemplated therein and to perform its obligations thereunder and all such action has been duly authorized by all necessary proceedings on its part. The International Loan Documents have been duly and validly executed and delivered by the Borrower and the Guarantors and constitute valid and legally binding agreements of the Borrower and the Guarantors enforceable in accordance with their respective terms, except as limited by Debtor Laws. The Liens created by the International Security Documents will constitute valid and perfected Liens on the International Collateral described therein subject in priority to no other Liens whatsoever. The liens created by the International Security Documents will constitute valid and perfected Liens on the Domestic Collateral, subject in priority to no other Liens whatsoever, other than Permitted Liens and Liens securing the Domestic Obligations.

        6.7. LINE OF BUSINESS. The Borrower's line of business is to design, distribute, install and service production processing equipment and systems for the petroleum industry worldwide. The Borrower provides a wide spectrum of equipment and systems for separating one substance from another in a hydrocarbon fluid stream and removing contaminants from gases and liquids.

        6.8. TAXES. (a) The Borrower and each Subsidiary has filed, or has caused to be filed, all tax returns required to be filed and has paid, or has caused to be paid, all taxes shown on said returns and all assessments which are not yet delinquent. The Borrower is not aware of any pending investigation by any taxing authority or of any claims by any Governmental Authority for any unpaid taxes, except liabilities contested in good faith.

        (b) The Borrower and each Guarantor has furnished the Bank a copy of its signed federal tax returns, including federal income tax returns, for the years 1994, 1995 and 1996.

        6.9. CONFLICTING OR ADVERSE AGREEMENTS OR RESTRICTIONS. Neither the execution, delivery and performance of the International Loan Documents to which the Borrower or any Subsidiary is a party, any Export Order, or any Indirect Export Order, nor the consummation of the transactions contemplated thereby nor fulfillment of and compliance with the respective terms, conditions and provisions thereof, will conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation or imposition of any Lien on any of the Property of the Borrower or any Subsidiary or Guarantor pursuant to, (a) the charter or bylaws of such Person; (b) any Governmental Requirement; or (c) the terms, conditions or provisions of any material contract to which such Person is a party or by which it is bound or to which it is subject.

        6.10. INFORMATION. Neither this Agreement nor any other document, certificate or statement furnished to the Bank by or on behalf of the Borrower or any Subsidiary or Guarantor in connection with this Agreement (including, without limitation, any Export Order or any International Borrowing Base Certificate) contains any statement of fact which is untrue or incorrect in any material respect or omits to state a fact necessary in order to make the statements contained herein and therein not misleading. There is no fact peculiar to the Borrower which currently or (so far as the Borrower can now reasonably foresee) in the future may result in the existence of a Material Adverse Effect.

        6.11. NO CONSENT. Except to the extent obtained, no authorization or approval or other action by, and no notice to or filing with, any Person or any Governmental Authority is required for the due execution, delivery, and performance (a) by the Borrower or any Subsidiary or Guarantor of any International Loan Document to which it is a party or the borrowings hereunder, in each case as contemplated herein, or the effectuation of the transactions contemplated under any International Loan Document to which it is a party, or
(b) of any Export Order or any Indirect Export Order by the parties thereto or the effectuation of the transactions contemplated thereunder.

        6.12. ENVIRONMENTAL MATTERS. The Borrower and each Subsidiary (a) owns, possesses or otherwise holds, and is in compliance with the terms and conditions of, all Governmental Approvals under Environmental Laws necessary for the ownership or lease and operation of its Property and the carrying on of its business as now conducted or proposed to be conducted and except where the failure would not reasonably be expected to have a Material Adverse Effect, and (b) is in compliance with all Governmental Requirements relating to the environment except where the failure would not reasonably be expected to have a Material Adverse Effect. There are no civil, criminal or administrative actions, investigations or proceedings or claims pending or, to the best knowledge of the Borrower, threatened against the Borrower or any Subsidiary, for noncompliance with Environmental Laws or arising out of the presence or release of hazardous materials at, on or under any Property now owned, leased or operated by the Borrower or any Subsidiary which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

        6.13. DEBT. Attached hereto as Schedule 6.13 is a complete list, as of the Closing Date, of all agreements or instruments evidencing Indebtedness of the Borrower, each Subsidiary and the Guarantors not reflected in the Annual Audited Financial Statements previously furnished to the Bank pursuant to
Section 6.2 (other than the International Loan Documents, the Domestic Loan Documents and agreements or instruments evidencing Indebtedness arising from or with respect to current accounts payable and unsecured current liabilities, not the result of borrowing, to vendors, suppliers and Persons providing services, for expenditures and/or goods and services normally required by it in the ordinary course of business and on ordinary trade terms).

        6.14. NO UNTRUE OR MISLEADING STATEMENTS. No document, instrument or other writing furnished to the Bank by or on behalf of the Borrower, any Subsidiary or Guarantor in connection with the transactions contemplated by the International Loan Documents contains any untrue material statement of fact or omits to state any such fact necessary to make the representations, warranties and other statements contained herein or in such other document, instrument or writing not misleading in any material respect.

     7. CONDITIONS. The obligation of the Bank to make each Loan, to issue each Letter of Credit, is subject to the following conditions:

        7.1. REPRESENTATIONS TRUE AND NO DEFAULTS. (a) The representations and warranties of the Borrower contained in the International Loan Documents shall be true and correct on and as of the particular Borrowing Date or the date of the issuance of any Letter of Credit, as the case may be, as though made on and as of such date unless otherwise limited to an earlier date; (b) no event which could reasonably be expected to have a Material Adverse Effect shall have occurred and be continuing; and (c) no Event of Default or Default shall have occurred.

        7.2. TERMS OF SALE. Loans and Letters of Credit shall be made or issued, as the case may be, only against Export Orders and Indirect Export Orders, copies of which have been delivered to the Bank and which are maintained on file with the Borrower. With respect to Loans and Letters of Credit to be made or issued, as the case may be, against Indirect Export Orders, if requested by the Bank, a copy of each Direct Export Contract pursuant to which the Items will be exported shall have been delivered to the Bank. Unless waived by the Bank and the Eximbank, the Borrower must execute an assignment of any contract and the proceeds thereof in favor of the Bank, for the benefit of any Loan or Letter of Credit related thereto, such assignment to be in form and substance satisfactory to the Bank. Each Loan and Letter of Credit hereunder is subject to the condition precedent that the Bank shall have reviewed and approved in its sole discretion the terms and conditions, including without limitation that there exists satisfactory evidence that the Items will in fact be exported, of the applicable Export Order or Indirect Export Order and, if required by the Bank, any Direct Export Contracts.

        7.3. GOVERNMENTAL APPROVALS. The Borrower, each Subsidiary, the Guarantors, and the Bank shall have obtained all Governmental Approvals required for the making and carrying out of this Agreement, the making of the Loans and the issuance of Letters of Credit pursuant hereto and the issuance of the Note to evidence such Loans and the execution, delivery and performance of the applicable Export Order or Indirect Export Order. Without limitation of the foregoing, no Loan shall be made or Letter of Credit issued hereunder (a) in violation of the Eximbank Guaranty or contrary to the instructions of the Eximbank; (b) following the occurrence of an event of default or of any event which but for the giving of notice or the lapse of time or both would constitute and event of default pursuant to Section 4.5 of the Eximbank Guaranty; or (c) without the prior written approval of the Bank and the Eximbank subsequent to the event of an occurrence under any insurance policy referred to in Section 8.7 hereof.

        7.4. BORROWING DOCUMENTS; INTERNATIONAL BORROWING BASE CERTIFICATE. The Bank shall have timely received from the Borrower a duly executed and completed Request for Borrowing in respect of Loans to be made on such Borrowing Date, an International Borrowing Base Certificate dated within the past five (5) Business Days, and such other documents and certificates relating to the transactions herein contemplated as the Bank may reasonably request.

        7.5. LETTER OF CREDIT DOCUMENTS. On the date of the issuance of any Letter of Credit, the Bank shall have received from the Borrower a Letter of Credit Request in respect of Letters of Credit to be issued on such issuance date together with such other documents and certificates relating to the transactions herein contemplated as the Bank may reasonably request. Without limitation of the foregoing, each Letter of Credit shall be issued only upon receipt of an International Borrowing Base Certificate current within the past five (5) Business Days.

        7.6. REQUIRED INITIAL DOCUMENTS AND CERTIFICATES. On or before the first Loan is made, or Letter of Credit issued, hereunder (the "Initial Date"), the Bank shall have received from the Borrower the following, in each case in form, scope and substance satisfactory to the Bank:

        (i) the SBA/Eximbank Joint Application, duly executed by the parties thereto, together with the $100 application fee related thereto;

        (ii) the Borrower Agreement duly executed by the parties thereto;

        (iii) this Agreement, together with all schedules and exhibits thereto;

        (iv) the Note duly executed by the Borrower;

        (v) the International Security Agreement duly executed by the parties thereto;

        (vi) the International Guaranties duly executed by the Guarantors;

        (vii) an Officer's Certificate of the Borrower dated as of the Closing Date to which are attached true and correct copies of the articles of incorporation and bylaws of the Borrower and corporate resolutions duly adopted by the Board of Directors of the Borrower authorizing the transactions contemplated by the International Loan Documents;

        (viii) satisfactory results of on-line search as to the continued existence and good standing of the Borrower;

        (ix) satisfactory results of on-line search as to each state in which the Borrower is authorized and qualified to do business as to its due qualification and good standing;

        (x) an International Borrowing Base Certificate dated within five (5) Business Days preceding the Initial Date, as required by Section 7.4;

        (xi) copies of duly executed UCC-1 Financing Statements and all other requisite filing documents necessary to perfect the Liens granted pursuant to the International Security Documents and duly executed releases or assignments of Liens and UCC-3 financing statements in recordable form, and in form and substance satisfactory to the Bank, and filed with the appropriate filing offices, covering all of the Collateral subject thereto, as may be necessary to reflect that the Liens granted to the Bank are of the priority required by Section 9.1 hereof;

        (xii) a copy of the fully effective Eximbank insurance policy complying with the terms of Section 8.7 hereof, together with an assignment thereof in favor of the Bank;

        (xiii) the facility fee required under Section 4.1;

        (xiv) the Borrower's monthly inventory listing and accounts receivable aging schedule showing all of the Borrower's inventory and accounts receivable as of the last day of the calendar month immediately preceding the Initial Date;

        (xv) satisfactory completion of field analysis and due diligence of the Borrower to be performed by the Bank; and

        (xvi) the Borrower's and each Guarantor's financial statements and signed federal tax returns as contemplated in Sections 6.2 and 6.8(b).

        In addition, as of the Initial Date, all legal matters incident to the transactions herein contemplated shall be reasonably satisfactory to the Bank.

        7.7. EXIMBANK ACKNOWLEDGMENT, ETC. On or before the Initial Date, the Eximbank shall have received from the Bank copies of all documents required pursuant to the Eximbank Guaranty. The Bank shall have received from the Eximbank (a) an acknowledged Loan Authorization Notice executed by an Authorized Officer evidencing the Eximbank's commitment to issue a guarantee pursuant to the Bank's exercise of its delegated authority with respect to this Agreement, together with all other acknowledged items referred to in Section 3 of the Delegated

Authority Letter Agreement and (b) an acknowledgment of the Eximbank's receipt of its portion of the facility fee referred to in Section 4.1 hereof.

        7.8. POST-CLOSING LIEN SEARCH. On or before the Initial Date, Bank shall have received the results of all post-closing lien searches confirming that the Bank has obtained a perfected security interest in the Collateral of the priority required by Section 9.1.

        7.9. APPROVAL OF AUTHORIZED OFFICER. Eximbank requires that an Authorized Officer approve in writing any Loan made, or Letter of Credit issued hereunder. Such approval shall not be withheld provided all requirements set forth herein and in the Borrower Agreement are fully complied with.

     8. AFFIRMATIVE COVENANTS. The Borrower covenants and agrees that, so long as the Borrower may borrow hereunder and until payment in full of the Note, the Borrower will:

        8.1. FINANCIAL STATEMENTS AND INFORMATION. Deliver to the Bank in duplicate:

        (a) as soon as available, and in any event within one hundred twenty
     (120) days after the end of each fiscal year of the Borrower, the Annual Audited Financial Statements of (i) the Borrower and its Subsidiaries prepared on a consolidated basis, and (ii) each Guarantor;

        (b) as soon as available, and in any event within one hundred eighty
     (180) days after the end of each year, a copy of Borrower's and each Guarantor's signed federal tax returns, including federal income tax returns, and all supporting documentation;

        (c) as soon as available, and in any event within thirty (30) days after the end of each calendar month (including a month ending a fiscal year), Monthly Unaudited Financial Statements of the Borrower and its Subsidiaries prepared on a consolidated basis;

        (d) as soon as available, and in any event within twenty (20) Business Days after the end of each month, an International Borrowing Base Certificate dated within the past five (5) Business Days of the Bank's receipt thereof;

        (e) promptly after such request is submitted to the appropriate Governmental Authority, any request for waiver of funding standards or extension of amortization periods with respect to any employee benefit plan;

        (f) contemporaneously therewith or within 10 days thereafter copies of all statements and reports sent to the stockholders of the Borrower or any Subsidiary, or filed with the Securities and Exchange Commission;

        (g) such additional financial or other information as the Bank may reasonably request;

        (h) as soon as available, and in any event within 30 days after the end of each calendar month, the Borrower's monthly inventory listing and accounts receivable aging schedule showing all of the Borrower's inventory and accounts receivable; and

        (i) as soon as available, and in any event within forty-five (45) days after the end of each quarter, quarterly financial statements of the Borrower.


Together with each delivery of the Annual Audited Financial Statements, the Borrower will deliver to the Bank an Compliance Certificate in the form of Exhibit E hereto, stating that there exists no Event of Default or Default, or, if any such Event of Default or Default exists, stating the nature thereof, the period of existence thereof and what action the Borrower has taken or proposes to take with respect thereto. The Bank is authorized to deliver a copy of any information and financial statement delivered to it to the Eximbank and any Governmental Authority having jurisdiction over the Bank.

        8.2. BOOKS AND RECORDS. Maintain, and cause its Subsidiaries to maintain, proper books of record and account in accordance with GAAP in which true, full and correct entries will be made of all its dealings and business affairs.

        8.3. INSURANCE. Maintain, and cause its Subsidiaries to maintain, insurance with financially sound, responsible and reputable companies in such types (including, without limitation, fire and casualty) and amounts and against such casualties, risks and contingencies as is customarily carried by owners of similar businesses and Properties, and furnish to the Bank, together with each delivery of financial statements under Section 8.1(a), an Officer's Certificate containing full information as to the insurance carried. Without limiting the generality of the foregoing, the Borrower will comply with the insurance requirements set forth in each International Security Document to which the Borrower is a party. For purposes hereof, the Borrower's types and amounts of insurance set forth in Schedule 8.3 shall be acceptable to the Bank.

        8.4. INSPECTION OF PROPERTY AND RECORDS; AUDITS OF COLLATERAL.

        (a) Permit, and cause its Subsidiaries to permit, any Person designated by the Bank in writing to visit and inspect any of the Properties, books and financial records of the Borrower and its Subsidiaries and discuss its affairs and finances with its officers, all at such times as the Bank may reasonably request at a mutually agreeable time, and cause its officers and employees to give full cooperation and assistance in connection therewith. Without limiting the generality of the foregoing, the Borrower will permit, and cause its Subsidiaries to permit, any officer or employee of, or agent designated by, the Bank to have access to, examine and inspect the Collateral and to audit and make extracts from the Borrower's records, files and books of account in order to verify such Collateral.

        (b) The Borrower will, from time to time, on at least a semiannually basis, permit the Bank, an independent certified public accountant or another appropriate entity acceptable to the Bank to audit the Borrower's books, records and procedures with respect to the Inventory, Accounts Receivable and other Collateral. This inspection shall include a physical inspection of the Collateral in accordance with normal commercial lending practices, except that a book audit shall be made of the Borrower's Accounts Receivable and any intangible Collateral. Promptly after the conclusion of each such audit, the Borrower shall pay to the Bank its reasonable and customary out-of-pocket expenses associated with such audit.

        8.5. NOTICE OF CERTAIN MATTERS. Notify the Bank immediately upon acquiring knowledge of the occurrence of any of the following events: (a) the occurrence of any event having a Material Adverse Effect; (b) the occurrence of any Event of Default or any Default; (c) the existence of any condition requiring a mandatory prepayment pursuant to Section 3.1 hereof; (d) any failure to pay when due any amount payable to the Bank by the Borrower, any Subsidiary or any Guarantor under any non-Eximbank guaranteed loan(s) extended by the Bank to the Borrower, any Subsidiary or any Guarantor; (e) the filing of an action for debtor's relief by, against, or on behalf of the Borrower, any Subsidiary or any Guarantor; (f) any actual or threatened breach of any Export Order, Indirect Export Order or Direct Export Contract by any party to any such contract or (g) any threatened or pending material litigation against the Borrower, any Subsidiary or any Guarantor or any material dispute involving the Borrower, any Subsidiary or any Guarantor. The Borrower shall promptly notify the Bank in writing of the occurrence of any of the following: (a) the Borrower, any Subsidiary or any Guarantor begins or consents in any manner to any proceeding or arrangement for its liquidation in whole or in part or to any other proceeding or arrangement whereby any of its liabilities or whereby any receiver, trustee, liquidator or the like is appointed for it or any substantial part of its assets (including, without limitation, the filing by the Borrower, any Subsidiary or any Guarantor of a petition for appointment as a debtor-in-possession under Title 11 of the U.S. Code); (b) the Borrower, any Subsidiary or any Guarantor fails to obtain the dismissal or stay on appeal within thirty (30) calendar days of the commencement of any proceeding arrangement referred to in (a) above; (c) the Borrower, any Subsidiary or any Guarantor begins any other procedure for the relief of financially distressed or insolvent debtors, or such procedure has been commenced against it, whether voluntarily or involuntarily, and such procedure has not been effectively terminated, dismissed or stayed within thirty (30) calendar days after the commencement thereof, or (d) the Borrower, any Subsidiary or any Guarantor begins any procedure for its dissolution, or a procedure therefore has been commenced against it.

        8.6. SECURITY AND FURTHER ASSURANCES. The Borrower shall, whenever and as often as the Bank may reasonably request, at the Borrower's own expense, promptly execute and deliver all such further instruments (including, without limiting the generality of the foregoing, additional security agreements, deeds of trust and financing statements) and do such other acts (including, without limitation, field warehousing) as the Bank may reasonably request for the purpose of protecting or perfecting any Lien created or granted or intended to be created or granted in the International Security Documents or in order to ensure that any such Lien is of the priority purported to be granted thereby and as required by Section 9.1 hereof, or in order to police or protect any Collateral or otherwise to carry out more effectually the purposes and intent of the International Loan Documents.

        8.7. EXPORT INSURANCE.

        (a) Any Eligible Account Receivable to be covered by the Eximbank insurance must be insured by the Eximbank pursuant to a policy in form and substance, and in such amounts, satisfactory to the Bank;

        (b) any Eligible Account Receivable to be covered by private sector insurance must be pursuant to a policy in form and substance, and in such amounts, satisfactory to the Bank;

        (c) the Borrower shall keep each such policy in full force and effect and timely pay all premiums thereon and deliver copies thereof to the Bank, together with all endorsements, declarations, amendments and renewals;

        (d) the Borrower shall immediately notify the Bank of any loss related to the accounts receivable and of any submission of a claim under any such policy and upon the event of an occurrence thereunder;

        (e) the Borrower hereby assigns and grants to the Bank its rights to claim payment(s) under any such policy, such assignments to be notified to the policy issuers in the manner required by the Bank and a duly executed original of each such notification to be delivered to the Bank; and

        (f) the proceeds of any such assignment paid to the Bank shall be applied first towards reducing any amount then outstanding hereunder. Any excess thereafter shall be promptly paid to the Borrower.

        8.8. MAINTENANCE OF PROPERTY. Cause its and each Subsidiary's material Properties to be maintained, preserved, protected and kept in reasonably good repair, working order and condition so that the business carried on in connection therewith may be conducted properly and efficiently.

        8.9. EXISTENCE, LAWS AND OBLIGATIONS. Maintain, and cause each Subsidiary to maintain, its existence, and pay, or cause to be paid, all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which if unpaid might become a Lien against the Property of the Borrower or any Subsidiary; except liabilities which are being contested in good faith and which are not owed to a Government Authority. The Borrower will comply, and cause each Subsidiary to comply, with all Governmental Requirements except where failure to so comply could not reasonably be expected to have a Material Adverse Effect.

        8.10. ASSIGNMENT OF INTERNATIONAL LETTER OF CREDIT PROCEEDS. Each letter of credit issued in favor of the Borrower with respect to the sale of Items to be financed under this Agreement, if any, (a) shall be in form and substance reasonably satisfactory to the Bank, and (b) shall be issued and/or confirmed in the manner required by the Bank by financial institutions acceptable to the Bank, and shall list the Bank as the advising and paying bank. If required by the Bank, any such letter of credit shall provide for an assignment of proceeds thereof, in form and substance satisfactory to the Bank.

        8.11. ENVIRONMENTAL MATTERS. At all times:

        (a) comply, and cause each Subsidiary to comply, with all applicable Governmental Requirements under and Governmental Approvals under Environmental Laws except where failure to so comply could not reasonably be expected to have a Material Adverse Effect;

        (b) promptly notify the Bank and provide copies upon receipt of all material written claims, complaints, notices or inquiries relating to the environmental condition of the facilities and Properties of the Borrower or any Subsidiary or its compliance with Environmental Laws; and

        (c) provide such information and certifications which the Bank may reasonably request from time to time to evidence compliance with this
     Section 8.11.

        8.12. CONTROLLING AFFILIATES. If any Person shall become a Controlling Affiliate, then the Borrower will, and will cause such Controlling Affiliate to, amend the International Loan Documents and execute additional documents as may be required by the Bank or Eximbank.

     9. NEGATIVE COVENANTS. So long as the Borrower may borrow hereunder and until payment in full of the Note, unless the Bank shall otherwise give its prior written consent in its sole and absolute discretion:

        9.1. LIENS. The Borrower will not, and will not permit any Subsidiary to create, incur, assume or permit to exist any Lien (including any charge upon assets purchased under a conditional sales agreement, purchase money mortgage, security agreement or other title retention agreement) upon any of its Properties, or the proceeds thereof, whether now owned or hereafter acquired, except (a) Permitted Liens and Liens set forth on Schedule 9.1, provided that any such Lien (i) is not extended to any other Property, (ii) secures only Indebtedness permitted by Section 9.6 and (iii) no such Lien shall encumber the Collateral subject to the International Security Documents, (b) Liens in favor of the Bank and Domestic Lenders created by the International Security Documents and pursuant to the Domestic Security Documents, and (c) Liens permitted pursuant to Section 8.2 of the Domestic Credit Agreement. NOTHING WITHIN THIS SECTION SHALL PERMIT THE BORROWER TO TAKE ANY ACTION WHICH WOULD CAUSE THE LIEN ON THE INTERNATIONAL COLLATERAL CREATED IN FAVOR OF THE BANK PURSUANT TO THE INTERNATIONAL SECURITY DOCUMENTS TO FAIL TO BE A VALID FIRST PRIORITY LIEN, AND THE LIEN ON THE DOMESTIC COLLATERAL CREATED IN FAVOR OF THE BANK PURSUANT TO THE INTERNATIONAL SECURITY DOCUMENTS TO BE A VALID LIEN WHICH IS JUNIOR IN PRIORITY ONLY TO LIENS CREATED PURSUANT TO THE DOMESTIC SECURITY DOCUMENTS, AND THE BORROWER WILL NOT TAKE ANY SUCH ACTION.

        9.2. MERGER, CONSOLIDATION, ETC. Without the prior written consent of the Bank and the Eximbank, the Borrower will not merge or consolidate with any other Person or sell, lease, transfer or otherwise dispose of (whether in one transaction or a series of transactions) all or a substantial part of its assets or any part of its assets which are essential to the conduct of its business or operations or acquire (whether in one transaction or a series of transactions) all or a substantial part of the assets of any Person or make any material change in its corporate structure or identity, or enter into any agreement to do any of the foregoing. Without the prior written consent of the Bank and the Eximbank, the Borrower shall not form, acquire or create any Subsidiary. Without the prior written consent of the Bank and the Eximbank, the Borrower shall not, and will not permit any of its Subsidiaries to, transfer, purchase or redeem, or permit any Subsidiary to transfer, purchase or redeem, any shares of the Borrower's or any Subsidiary's capital stock unless such transfer, purchase or redemption is effected solely from the proceeds of and within a reasonable time after the issuance to third parties by the Borrower or its Subsidiary of capital stock which is in addition to the capital stock of the Borrower or its Subsidiary, as the case may be, outstanding on the date hereof.

        9.3. NATURE OF BUSINESS; MANAGEMENT. Neither the Borrower nor any Subsidiary will change its line of business from that described in Section 6.7 or enter into any business which is substantially different from such business.

        9.4. LOANS AND INVESTMENTS. The Borrower will not, and will not permit any Subsidiary to, directly or indirectly, make or have outstanding any loans, advances or other extensions of credit; or make or permit to remain outstanding any capital contributions to, or purchase or own any stocks, bonds, notes, debentures or other securities of, any Person other than as permitted by Section
8.8 of the Domestic Credit Agreement. This Section 9.4 shall not be construed to prohibit advances made to employees, officers and directors in the usual, customary and ordinary course of business.

        9.5. FINANCIAL COVENANTS. Throughout the term of this Agreement, the Borrower shall comply with each of the financial tests in Section 7.3 of the Domestic Credit Agreement. The Borrower shall deliver schedules reflecting the calculation of such amounts and ratios concurrently with each set of financial statements delivered under Section 8.1(a) of this Agreement.

        9.6. DEBT. The Borrower will not, and will not permit any Subsidiary to create, incur, suffer or permit to exist, or assume or guarantee, directly or indirectly, or become or remain liable with respect to any Indebtedness, contingent or otherwise, except:

        (a) Indebtedness to the Bank;

        (b) Indebtedness previously approved by the Bank in writing on any date following the Closing Date;

        (c) current accounts payable and unsecured current liabilities, not the result of borrowing, to vendors, suppliers and persons providing services, for expenditures and/or goods and services normally required by it in the ordinary course of business and on ordinary trade terms, and liabilities related to deferred premiums for liability insurance;

        (d) Indebtedness set forth on Schedule 6.13 hereof or reflected in the Borrower's Annual Audited Financial Statements delivered to the Bank prior to the date hereof pursuant to Section 6.2, including any renewals or modifications, but not increases, thereof; and

        (e) Indebtedness permitted by Section 8.1(d) - (i) of the Domestic Credit Agreement.

        9.7. AFFILIATE TRANSACTIONS. The Borrower will not, and will not permit any Subsidiary to enter into any transaction or agreement with any officer, director or holder of any outstanding capital stock of the Borrower or any Subsidiary (or any member of the family of such Person, or any Person controlling, controlled by or under common control with such Person) unless the same is upon terms substantially similar to those obtainable from wholly unrelated sources. Without limitation of the foregoing, and except as expressly permitted herein, in no event shall the Borrower or any Subsidiary make any advances to any stockholder or affiliated or related entity (including but not limited to, partnerships, joint ventures, joint stock companies, sister companies, parent companies or subsidiaries). In the event that any such advances are made, the Bank shall not make any further disbursements to the Borrower hereunder without the prior written approval of Eximbank.

        9.8. RESTRICTED PAYMENTS. The Borrower will not (a) purchase, redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock or other equity interests; (b) declare or pay any dividend (except stock dividends); (c) make any other disposition of any Property or cash to owners of an equity interest in their capacity as such; (d) Tax Dividends with respect to its estimated taxable income; or (e) as allowed under Section 8.5 of the Domestic Credit Agreement.

        9.9. CHANGE IN ACCOUNTING METHOD. The Borrower will not make any change in the method of computing depreciation for either tax or book purposes or any other material change in accounting method without prior written notice to the Bank, except for any changes required by GAAP or applicable law. The Borrower will not change its fiscal year.

        9.10. EXPORT ORDERS AND INDIRECT EXPORT ORDERS. The Borrower will not consent to any material and adverse modification, supplement or waiver of any of the provisions of any Export Order or any Indirect Export Order without the prior consent of the Bank and excluding change orders in the ordinary course of business; provided, no such modifications or change orders may be made if the effect thereof would cause the Loans outstanding plus the Letter of Credit Outstandings to exceed the International Borrowing Base if calculated after taking into effect such modification or change. The Borrower will not assign or terminate any of its obligations, nor will it consent to any assignment or termination of any other Person's obligations, under any Export Order or any Indirect Export Order without the prior written consent of the Bank.

        9.11. COPYRIGHTS, PATENTS AND SOFTWARE. Except for (a) Permitted Liens and (b) Liens to secure the Domestic Obligations, neither the Borrower or any Subsidiary will create or suffer to exist any Lien upon any of its copyrights, patents, software or other similar Property now owned or hereafter acquired, or acquire any copyrights, patents, software or other similar Property upon any conditional sale or other title retention device or arrangement or any purchase money security agreement; or in any manner directly or indirectly sell, assign, pledge or otherwise transfer any of its copyrights, patents, software or other similar Property; provided, however, that Borrower shall be entitled to sell software in the ordinary course of business and Borrower shall be entitled to assign rights to market its software for sale in the ordinary course of its business.

         9.12. EXIMBANK VIOLATIONS. Notwithstanding anything herein to the contrary, neither the Borrower nor any Subsidiary or Guarantor will take any action which if taken would violate any rule, regulation or other requirement of Eximbank applicable to such Borrower, Subsidiary or Guarantor, or violate any agreement which such Borrower, Subsidiary or Guarantor has with Eximbank.

     10. EVENTS OF DEFAULT; REMEDIES. If any of the following events shall occur, then the Bank may (a) by notice to the Borrower, declare the Commitment of the Bank and the obligation of the Bank to make Loans and issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (b) declare the Note and all interest accrued and unpaid thereon, and all other amounts payable under the Note and this Agreement, to be forthwith due and payable, whereupon the Note, all such interest and all such other amounts, shall become and be forthwith due and payable without presentment, demand, protest, or further notice of any kind (including, without limitation, notice of default, notice of intent to accelerate and notice of acceleration), all of which are hereby expressly waived by the Borrower; provided, however, that with respect to any Event of Default described in Section 10.5 hereof, (i) the Commitment of the Bank and the obligation of the Bank to make Loans and issue Letters of Credit hereunder shall automatically be terminated and (ii) the entire unpaid principal amount of the Note, all interest accrued and unpaid thereon, and all such other amounts payable under the Note and this Agreement, shall automatically become immediately due and payable, without presentment, demand, protest, or any notice of any kind (including, without limitation, notice of default, notice of intent to accelerate and notice of acceleration), all of which are hereby expressly waived by the Borrower.

         10.1. FAILURE TO PAY PRINCIPAL OR INTEREST. The Borrower does not pay, repay or prepay any principal of the Note when due; or

         10.2. FAILURE TO PAY OTHER AMOUNTS. The Borrower does not pay any interest on the Note, other obligation or amount payable under this Agreement or the Note or any other International Loan Document to which it is a party when due and such failure continues for a period of five days; or

         10.3. MISREPRESENTATION OR BREACH OF WARRANTY. Any representation or warranty made by the Borrower, any Subsidiary or any Guarantor herein or in any other International Loan Document or otherwise furnished to the Bank in connection with this Agreement shall be incorrect, false or misleading in any material respect when made; or

         10.4. VIOLATION OF COVENANTS. The Borrower, any Subsidiary or any Guarantor violates any covenant, agreement or condition contained herein or in any other International Loan Document to which it is a party; or

         10.5. BANKRUPTCY AND OTHER MATTERS. (i) The Borrower, any Subsidiary or any Guarantor begins or consents in any manner to any proceeding or arrangement for its liquidation in whole or in part or to any other proceeding or arrangement whereby any of its assets are subject generally to the payment of its liabilities or whereby any receiver, trustee, liquidator or the like is appointed for it or any substantial part of its assets (including without limitation the filing by the Borrower, any Subsidiary or any Guarantor of a petition for appointment as a debtor-in-possession under Title 11 of the U.S. Code); (ii) the Borrower, any Subsidiary or any Guarantor fails to obtain the dismissal or stay on appeal within thirty (30) calendar days of the commencement of any proceeding arrangement referred to in
(i) above; (iii) the Borrower, any Subsidiary or any Guarantor begins any other procedure for the relief of financially distressed or insolvent debtors, or such procedure has been commenced against it, whether voluntarily or involuntarily, and such procedure has not been effectively terminated, dismissed or stayed within thirty (30) calendar days after the commencement thereof; (iv) the Borrower, any Subsidiary or any Guarantor begins any procedure for its dissolution, or a procedure therefor has been commenced against it; or (v) the Borrower, any Subsidiary or any Guarantor shall fail generally to pay its debts as they become due; or

         10.6. DISSOLUTION. Any order is entered in any proceeding against the Borrower or any Subsidiary decreeing the dissolution, liquidation, winding-up or split-up of the Borrower or any Subsidiary; or

         10.7. LIENS. The Borrower, any Subsidiary or any Guarantor claims, or any court finds or rules, that the Bank does not have a valid Lien or a Lien of the purported priority as provided in any International Security Document; or

         10.8. COLLATERAL. The Borrower or any Subsidiary sells, encumbers or abandons (except as otherwise expressly permitted by the International Loan Documents) any of the Property now or hereafter subject to any of the International Security Documents (other than the sale of inventory in the normal course of business); or any levy, seizure, or attachment is made thereof or thereon; or such Property is lost, stolen, substantially damaged or destroyed; or

         10.9. INTERNATIONAL SECURITY DOCUMENTS. The Borrower violates any covenant, agreement or condition contained in any International Security Documents or any default or event of default otherwise occurs thereunder; or

         10.10. CROSS-DEFAULT TO EXPORT ORDERS, INDIRECT EXPORT ORDERS AND DIRECT EXPORT CONTRACTS. The Borrower is in breach of any material provision of any Export Order, any Indirect Export Order or any Direct Export Contract; or

         10.11. CROSS-DEFAULT TO DOMESTIC LOAN DOCUMENTS. An event of default shall occur under any of the Domestic Loan Documents, unless the same shall have been waived in accordance with the terms thereof; or

         10.12. CROSS-DEFAULT TO NON-EXIMBANK DEBT. The Borrower, any Subsidiary or any Guarantor does not pay when due any amount payable to the Bank under any loan or other extension of credit from the Bank to the Borrower, any Subsidiary or any Guarantor which is not guaranteed by the Eximbank, unless the same shall have been waived by the Bank in accordance with the terms thereof; or

         10.13. CROSS-ACCELERATION TO OTHER DEBT. Any event occurs which results in acceleration of any Indebtedness in excess of $3,000,000 of the Borrower, any Subsidiary or any Guarantor or if default shall be made in the payment of any such Indebtedness at the stated maturity thereof, after any applicable period of grace; or

         10.14. UNDISCHARGED JUDGMENT. Final judgment shall be rendered against the Borrower, any Subsidiary or any Guarantor and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed, released, bonded or vacated; or

         10.15. CROSS-DEFAULT TO BORROWER AGREEMENT. The Borrower violates any covenant, agreement or condition contained in the Borrower Agreement or any default or event of default otherwise occurs thereunder; or

         10.16. CHANGE OF CONTROL. A Change of Control shall occur; or

         10.17. CONTROLLING AFFILIATES. A Person, other than those in compliance with Section 8.12, shall become a Controlling Affiliate of the Borrower; or

         10.18. IMPAIRMENT OF EXIMBANK GUARANTY. The Eximbank Guaranty shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested, challenged or denied by the Eximbank, the Borrower, any Governmental Authority, any Affiliate of the Borrower, any Subsidiary or any Guarantor; or

         10.19. IMPAIRMENT OF INTERNATIONAL LOAN DOCUMENTS, EXPORT ORDERS, INDIRECT EXPORT ORDERS AND DIRECT EXPORT CONTRACTS. This Agreement, the Note, any Export Order, any Indirect Export Order, any Direct Export Contract, or any other International Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability hereof or thereof shall be contested, challenged or denied by the Borrower, any Governmental Authority, any Affiliate of the Borrower, any Subsidiary or any Guarantor, or any Lien created by the International Security Documents shall cease to be in effect or shall cease to be a valid first priority Lien; or

         10.20. NEGATIVE PLEDGE ON SHARES. Any Lien shall exist on any of the outstanding shares of the Borrower or any Subsidiary, except in favor of the Domestic Lenders pursuant to the Domestic Loan Documents; or

         10.21. OTHER REMEDIES. In addition to and cumulative of any rights or remedies expressly provided for in this Section 10, if any one or more Events of Default shall have occurred, the Bank may proceed to protect and enforce its rights hereunder by any appropriate proceedings and the Liens evidenced by the International Security Documents shall be subject to foreclosure in any manner provided for therein or provided for by law as the Bank may elect. The Bank may also proceed either by the specific performance of any covenant or agreement contained in this Agreement or the other International Loan Documents or by enforcing the payment of the Note or by enforcing any other legal or equitable right provided under this Agreement or the other International Loan Documents or otherwise existing under any law in favor of the holder of the Note. The Bank shall not, however, be under any obligation to marshall any assets in favor of the Borrower or against or in payment of any or all obligations under any International Loan Document. Upon the occurrence of an Event of Default, it is hereby acknowledged and agreed that the Eximbank shall have the right to (a) direct the Bank to make demand hereunder and under the other International Loan Documents and (b) request that the Bank accelerate the maturities of any of the Borrower's non-Eximbank loans, and the Bank shall have no liability to the Borrower for complying with such directions or requirements; or

         10.22. COLLATERAL ACCOUNT. The Borrower hereby agrees that in the event of (a) the termination of the Commitment, or (b) the occurrence of an Event of Default, it shall, if requested by the Bank, pay to the Bank an amount in immediately available funds equal to 100% of the then aggregate amount of Letter of Credit Outstandings, which funds shall be held by the Bank in a collateral account to be maintained by the Bank. The Borrower hereby agrees to execute and deliver to the Bank such security agreements, pledges or other documents as the Bank may, from time to time, require to perfect the pledge, lien and security interest in and to any such funds provided for in this Section 10.23. Upon the payment or expiry of all Letter of Credit Outstandings, all such Collateral shall be promptly released to the Borrower in due form at Borrower's cost.

         10.23. REMEDIES CUMULATIVE. No remedy, right or power conferred upon the Bank is intended to be exclusive of any other remedy, right or power given hereunder or now or hereafter existing at law, in equity, or otherwise, and all such remedies, rights and powers shall be cumulative.

         10.24. DISTRIBUTIONS IN VIOLATION OF THE EXIMBANK GUARANTY. The Borrower shall request and the Bank shall make a Disbursement in violation of the Eximbank Guaranty.

         10.25. MATERIAL LITIGATION. Any material litigation is filed against the Borrower and is not withdrawn within thirty (30) calendar days of filing.

     11. MISCELLANEOUS.

         11.1. REPRESENTATION BY THE BANK. The Bank represents that it is its present intention, as of the date of its acquisition of the Note, to acquire the Note for its account or for the account of its Affiliates, and not with a view to the distribution or sale thereof, and, subject to any applicable laws, the disposition of the Bank's Property shall at all times be within its control. The Note has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be transferred, sold or otherwise disposed of except (a) in a registered offering under the Securities Act; (b) pursuant to an exemption from the registration provisions of the Securities Act; or (c) if the Securities Act shall not apply to the Note or the transactions contemplated by the International Loan Documents. Nothing in this Section 11.1 shall affect the characterization of the Loans and the transactions contemplated hereunder as commercial lending transactions.

         11.2. WAIVERS, ETC. No failure or delay on the part of the Bank in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No course of dealing between the Borrower, any Subsidiary, the Guarantors and the Bank shall operate as a waiver of any right of the Bank. No modification or waiver of any provision of this Agreement, the Note or any other International Loan Document nor consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Except as otherwise provided by any International Loan Document or applicable law, no notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

         11.3. REIMBURSEMENT OF EXPENSES. WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT SHALL BE CONSUMMATED, THE BORROWER AGREES TO REIMBURSE THE BANK FOR ITS REASONABLE OUT-OF-POCKET EXPENSES, INCLUDING THE REASONABLE FEES AND EXPENSES OF COUNSEL TO THE BANK, IN CONNECTION WITH SUCH TRANSACTIONS, OR ANY OF THEM, OR OTHERWISE IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INTERNATIONAL LOAN DOCUMENT, INCLUDING (a) THE NEGOTIATION, PREPARATION, EXECUTION, ADMINISTRATION, MODIFICATION AND ENFORCEMENT OF THIS AGREEMENT OR ANY OTHER INTERNATIONAL LOAN DOCUMENT AND ALL FEES AND EXPENSES OF ATTORNEYS TO THE BANK, AND (b) COSTS AND EXPENSES OF THE BANK IN CONNECTION WITH DUE DILIGENCE, TRANSPORTATION AND DUPLICATION. THE BORROWER AGREES TO PAY ANY AND ALL STAMP AND OTHER TAXES WHICH MAY BE PAYABLE OR DETERMINED TO BE PAYABLE IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE NOTE OR ANY OTHER INTERNATIONAL LOAN DOCUMENT, AND TO SAVE ANY HOLDER OF THE NOTE HARMLESS FROM ANY AND ALL LIABILITIES WITH RESPECT TO OR RESULTING FROM ANY DELAY OR OMISSION TO PAY ANY SUCH TAXES. THE OBLIGATIONS OF THE BORROWER UNDER THIS
SECTION 11.3 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND/OR THE PAYMENT OF THE NOTE.

         11.4. NOTICES. All notices and other communications provided for herein shall be in writing (including facsimile or cable communication) and shall be mailed, telecopied, cabled or delivered, addressed as follows:

               (a) If to the Borrower, to it at:

                   National Tank Company
                   Brookhollow Central III
                   2950 North Loop West, Suite 750
                   Houston, Texas 77092
                   Attention:     Mr. William B. Wiener III
                   Telephone No.: (713) 685-8020
                   Telefax No.:   (713) 683-7841

               (b) If to the Bank, to it at:

                   Texas Commerce Bank National Association
                   712 Main Street
                   Houston, Texas 77002
                   Attention:     Mrs. Mona M. Foch
                                  Vice President
                   Telephone No.: (713) 216-5911
                   Telefax No.:   (713) 216-4227

                   Attention: Mr. William L. McCollum
                                  International Banking Officer
                   Telephone No.: (713) 216-8603
                   Telefax No.:   (713) 216-4499

or to such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when mailed, telecopied, transmitted, or cabled, become effective when deposited in the mail, transmitted to the telecopier, or delivered to the cable company, except that notices and communications to the Bank shall not be effective until actually received by the Bank.

         11.5. GOVERNING LAW. UNLESS OTHERWISE SPECIFIED THEREIN, EACH INTERNATIONAL LOAN DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA; provided, however, that Chapter 15 of Subtitle 3, Title 79, Revised Civil Statutes of Texas, 1925, as amended (Articles 5069-15.01 through 5069-15.11, Vernon's Texas Civil Statutes, as amended) shall not apply to this Agreement and the Note issued hereunder.

         11.6. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations, warranties and covenants contained herein or made in writing by the Borrower in connection herewith shall survive the execution and delivery of this Agreement and the Note, and will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. No investigation at any time made by or on behalf of the Bank shall diminish the Bank's right to rely thereon.

         11.7. COUNTERPARTS. This Agreement may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

         11.8. SEPARABILITY. Should any clause, sentence, paragraph or Section of this Agreement be judicially declared to be invalid, unenforceable or void, such decision shall not have the effect of invalidating or voiding the remainder of this Agreement, and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein.

         11.9. DESCRIPTIVE HEADINGS. The section headings in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Agreement.

         11.10. ACCOUNTING TERMS. All accounting terms used herein which are not expressly defined in this Agreement, or the respective meanings of which are not otherwise qualified, shall have the respective meanings given to them in accordance with GAAP.

         11.11. LIMITATION OF LIABILITY. No claim may be made by the Borrower or the Affiliates, directors, officers, employees, attorneys, or agents of the Borrower against the Bank or the Affiliates, directors, officers, employees, attorneys, or agents of the Bank for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract arising out of or related to the transactions contemplated by this Agreement, or any act, omission, or event occurring in connection herewith; and the Borrower hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         11.12. SET-OFF. If an Event of Default has occurred and is continuing, the Borrower hereby gives and confirms to the Bank a right of set-off of all moneys, securities and other property of the Borrower (whether special, general or limited) and the proceeds thereof, now or hereafter delivered to remain with or in transit in any manner to the Bank, its correspondents or its agents from or for the Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise or coming into possession of the Bank in any way, and also, any balance of any deposit accounts and credits of the Borrower with, and any and all claims of security for the payment of the Note and of all other liabilities and obligations now or hereafter owed by the Borrower to the Bank, contracted with or acquired by the Bank, whether such liabilities and obligations be joint, several, absolute, contingent, secured, unsecured, matured or unmatured, and the Borrower hereby authorizes the Bank at any time or times, without prior notice, to apply such money, securities, other property, proceeds, balances, credits of claims, or any part of the foregoing, to such liabilities in such amounts as it may select, whether such liabilities be contingent, unmatured or otherwise, and whether any collateral security therefor is deemed adequate or not. The rights described herein shall be in addition to any collateral security described in any separate agreement executed by the Borrower.

         11.13. SALE OR ASSIGNMENT. The Bank may assign its rights hereunder and under each other International Loan Document and the Liens granted pursuant to the International Security Documents only to the Eximbank in accordance with the terms and conditions of the Eximbank Guaranty. Notwithstanding the foregoing, the Bank may assign, transfer, negotiate, sell or participate all or part of its interests and rights in the Loans and Letters of Credit to an Affiliate or Subsidiary of the Bank, provided that the Bank retains all obligations under the Eximbank Guaranty with respect to the Eximbank.

         11.14. INTEREST. All agreements between the Borrower, the Guarantors and the Bank, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made on the Note or otherwise, shall the amount paid, or agreed to be paid, to the Bank for the use, forbearance, or detention of the money to be loaned under this Agreement or otherwise or for the payment or performance of any covenant or obligation contained herein or in any other International Loan Document exceed the Highest Lawful Rate. If, as a result of any circumstances whatsoever, fulfillment of any provision hereof or of any of such documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if, from any such circumstance, the Bank shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the Highest Lawful Rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of the Note or the amounts owing on other obligations of the Borrower or the Guarantors to the Bank under any International Loan Document and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of the Note and the amounts owing on other obligations of the Borrower and the Guarantors to the Bank under any International Loan Document, as the case may be, such excess shall be refunded to the Borrower or the Guarantor, as applicable. All sums paid or agreed to be paid to the Bank for the use, forbearance, or detention of the indebtedness of the Borrower and the Guarantors to the Bank shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full of the principal thereof (including the period of any renewal or extension thereof) so that the interest on account of such indebtedness shall not exceed the Highest Lawful Rate. Notwithstanding anything to the contrary contained in this Agreement or the Note, it is understood and agreed that if at any time the rate of interest which accrues on the outstanding principal balance of the Note shall exceed the Highest Lawful Rate, the rate of interest which accrues on the outstanding principal balance of the Note shall be limited to the Highest Lawful Rate, but any subsequent reductions in the rate of interest which accrues on the outstanding principal balance of the Note shall not reduce the rate of interest which accrues on the outstanding principal balance of the Note below the Highest Lawful Rate until the total amount of interest accrued on the outstanding principal balance of the Note equals the amount of interest which would have accrued if such interest rate had at all times been in effect. The terms and provisions of this Section 11.14 shall control and supersede every other provision of all agreements between the Borrower, the Guarantors and the Bank.

         11.15. INDEMNIFICATION. THE BORROWER AGREES TO INDEMNIFY, DEFEND, AND SAVE HARMLESS THE BANK AND ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, AND ATTORNEYS, AND EACH OF THEM (THE "INDEMNIFIED PARTIES"), FROM AND AGAINST ALL CLAIMS, ACTIONS, SUITS, AND OTHER LEGAL

PROCEEDINGS, DAMAGES, COSTS, INTEREST, CHARGES, TAXES (OTHER THAN THE BANK'S FRANCHISE TAXES OR TAXES ON INCOME), COUNSEL FEES, AND OTHER EXPENSES AND PENALTIES WHICH ANY OF THE INDEMNIFIED PARTIES MAY SUSTAIN OR INCUR BY REASON OF OR ARISING OUT OF (i) THE MAKING OF ANY LOAN HEREUNDER, THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE NOTE AND THE OTHER INTERNATIONAL LOAN DOCUMENTS AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED THEREBY AND THE EXERCISE OF ANY OF THE BANK'S RIGHTS UNDER THIS AGREEMENT, THE NOTE AND THE OTHER INTERNATIONAL LOAN DOCUMENTS OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, DAMAGES, COSTS, AND EXPENSES INCURRED BY ANY OF THE INDEMNIFIED PARTIES IN INVESTIGATING, PREPARING FOR, DEFENDING AGAINST, OR PROVIDING EVIDENCE, PRODUCING DOCUMENTS, OR TAKING ANY OTHER ACTION IN RESPECT OF ANY COMMENCED OR THREATENED LITIGATION UNDER ANY FEDERAL SECURITIES LAW OR ANY SIMILAR LAW OF ANY JURISDICTION OR AT COMMON LAW OR (ii) ANY VIOLATIONS OF ANY LAW OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN WHICH COULD RESULT IN A VIOLATION OF ANY ENVIRONMENTAL LAW, OR IMPOSE ANY LIABILITY ON THE INDEMNIFIED PARTIES FOR DAMAGE TO HEALTH OR THE ENVIRONMENT; AND PROVIDED FURTHER THAT NO INDEMNIFIED PARTY SHALL BE ENTITLED TO THE BENEFITS OF THIS SECTION 11.15 TO THE EXTENT ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT CONTRIBUTED TO ITS LOSS; AND PROVIDED FURTHER THAT IT IS THE INTENTION OF THE BORROWER TO INDEMNIFY THE INDEMNIFIED PARTIES AGAINST THE CONSEQUENCES OF THEIR OWN NEGLIGENCE. THIS AGREEMENT IS INTENDED TO PROTECT AND INDEMNIFY THE INDEMNIFIED PARTIES AGAINST ALL RISKS HEREBY ASSUMED BY THE BORROWER. THE OBLIGATIONS OF THE BORROWER UNDER THIS
SECTION 11.15 SHALL SURVIVE ANY EXERCISE OF THE POWER OF SALE GRANTED IN ANY INTERNATIONAL SECURITY DOCUMENT TO WHICH THE BORROWER IS A PARTY, ANY FORECLOSURE OF THE LIENS CREATED BY ANY INTERNATIONAL SECURITY DOCUMENT TO WHICH THE BORROWER IS A PARTY, OR CONVEYANCE IN LIEU OF FORECLOSURE, THE REPAYMENT OF THE NOTE, THE DISCHARGE AND RELEASE OF ANY PERSON UNDER ANY INTERNATIONAL LOAN DOCUMENT AND ANY TERMINATION OF THIS AGREEMENT.

         11.16. PAYMENTS SET ASIDE. To the extent that the Borrower makes a payment or payments to the Bank or the Bank enforces any security interest or exercises its right of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other Person under any Debtor Law or equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all rights and remedies therefor, shall be revived and shall continue in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         11.17. LOAN AGREEMENT CONTROLS. If there are any conflicts or inconsistencies between this Agreement and any of the other International Loan Documents, the provisions of this Agreement shall prevail and control.

         11.18. FINAL AGREEMENT. THIS WRITTEN AGREEMENT AND THE INTERNATIONAL LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         11.19. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR INTERNATIONAL LOAN DOCUMENTS, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY INTERNATIONAL LOAN DOCUMENT AND AGREE THAT ANY ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         IN WITNESS WHEREOF, the parties hereto, by their respective officers thereunto duly authorized, have executed this Agreement effective as of June 30, 1997.

                                       NATIONAL TANK COMPANY



                                       By: /s/ WILLIAM B. WIENER, III
                                           -------------------------------------
                                       Name: William B. Wiener III
                                       Title: Senior Vice President


Commitment:                            TEXAS COMMERCE BANK
                                        NATIONAL ASSOCIATION
$3,000,000.00

                                       By: /s/ MONA M. FOCH
                                           -------------------------------------
                                       Name: Mona M. Foch
                                       Title: Vice President


                                       By: /s/ WILLIAM L. MCCOLLUM
                                           -------------------------------------
                                       Name: William L. McCollum
                                       Title: International Banking Officer

                                   EXHIBIT "A"

                               CERTAIN DEFINITIONS

     As used herein, the following words and terms shall have the respective meanings indicated opposite each of them:

     "Accounts Receivable" shall have the meaning set forth in the Borrower Agreement.

     "Adjusted Indebtedness" shall mean, as to the Borrower, as at any date, Indebtedness minus Subordinated Debt.

     "Adjusted Tangible Net Worth" shall mean, as to the Borrower, as at any date, stockholder's equity in the Borrower minus goodwill, other intangible assets, loans and advances to equity holders and loans to Affiliates, plus Subordinated Debt.

     "Affiliate" shall have the meaning set forth in Section 5 of the Delegated Authority Letter Agreement.

     "Agreement" shall mean this International Revolving Loan Agreement, as the same may be amended, modified or supplemented from time to time.

     "Annual Audited Financial Statements" shall mean, as to any Person, the year-end financial statements of such Person (balance sheet, income statement, cash flow statement), all prepared in conformity with GAAP and audited by independent certified public accountants reasonably satisfactory to the Bank.

     "Application" shall mean an application, in such form as the Bank may specify from time to time, requesting the Bank to open a Letter of Credit.

     "Authorized Officer" shall have the meaning set forth in Section 4 of the Delegated Authority Letter Agreement.

     "Base Rate" shall mean, for any day, a rate per annum (rounded upward to the nearest 1/16 of 1%) equal to the greater of (a) the Prime Rate (computed on the basis of the actual number of days elapsed over a year of 360 days) in effect on such day and (b) the Federal Funds Rate in effect for such day. For purposes of this Agreement, any change in the Base Rate due to a change in the Federal Funds Rate shall be effective on the effective date of such change in the Federal Funds Rate. If for any reason the Bank shall have determined (which determination shall be conclusive and binding, absent manifest error) that it is unable to ascertain the Federal Funds Rate for any reason, including, without limitation, the inability or failure of the Bank to obtain sufficient binds or publications in accordance with the terms thereof, the Base Rate shall be the Prime Rate until the circumstances giving rise to such inability no longer exist.

     "Base Rate Loan" shall mean any Loan which bears interest at the Base Rate.

     "Borrower Agreement" shall mean the Borrower Agreement dated as of the Closing Date, executed and delivered by the Borrower, and acknowledged by the Bank.

     "Borrowing Date" shall have the meaning set forth in Section 2.1(c).

     "Business Day" shall mean a day when the Bank is open for business, provided that, if the applicable Business Day relates to any LIBOR Rate Loan, it shall mean a day when the Bank is open for business and on which commercial banks are open for international business (including dealings in Dollar deposits) in London.

     "Buyer" shall mean an entity which has entered into one or more Export Orders or Indirect Export Orders with the Borrower.

     "Change of Control" shall mean any change in the percentage ownership of the outstanding voting shares of the Borrower identified in Schedule 6.5.

     "Closing Date" shall mean June 30, 1997.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, as now or hereafter in effect, together with all regulations, rulings and interpretations thereof or thereunder issued by the Internal Revenue Service.

     "Collateral" shall mean collectively the Domestic Collateral and the International Collateral.

     "Collateral Value" shall have the meaning set forth in the Borrower Agreement.

     "Commitment" shall have the meaning set forth in Section 2.1(a).

     "Controlling Affiliate" shall have the meaning set forth in Section 5 of the Delegated Authority Letter Agreement.

     "Conversion/Continuation Date" shall have the meaning set forth in Section 2.9(a).

     "Country Limitation Schedule" shall have the meaning set forth in the Borrower Agreement.

     "Debtor Laws" shall mean all applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization, or similar laws, or general equitable principles from time to time in effect affecting the rights of creditors generally.

     "Default" shall mean any of the events specified in Section 10, whether or not there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act.

     "Determination Date" shall have the meaning set forth in Section 2.2(c).

     "Delegated Authority Letter Agreement" shall mean the Delegated Authority Letter Agreement issued by Eximbank to the Bank

     "Direct Export Contract" shall mean each contract pursuant to which a Buyer under an Indirect Export Order exports goods incorporating the Items.

     "Dollars" and "$" shall mean lawful currency of the United States of America.

     "Domestic Collateral" shall have the meaning set forth in the International Security Agreement.

     "Domestic Credit Agreement" shall mean the Loan Agreement dated June 30, 1997 between the Borrower and the Domestic Lenders, as the same may be amended from time to time.

     "Domestic Lenders" shall mean the Bank, as agent and lender, and the other lenders who are a party to the Domestic Credit Agreement.

     "Domestic Loan Documents" shall mean the Domestic Credit Agreement, the Domestic Notes, and the Domestic Security Documents and, the agreements, documents, instruments and other writings related to or executed in connection with the foregoing documents, all other assignments, deeds, guaranties, pledges, instruments, certificates and agreements now or hereafter executed or delivered to the Domestic Lenders pursuant to any of the foregoing, and all amendments, modifications, renewals, extensions, increases and rearrangements of, and substitutions for, any of the foregoing.

     "Domestic Notes" shall mean all notes of the Borrower made in connection with the Domestic Credit Agreement, including the Revolving Notes and the Term Notes made to each of the Domestic Lenders, together with any and all renewals, extensions, modifications, rearrangements, increases and replacements thereof and substitutions therefor.

     "Domestic Obligations" shall mean the Borrower's obligations arising under the Domestic Loan Documents to repay the loans thereunder and all other indebtedness of the Borrower to the Bank under the Domestic Loan Documents of any nature and in any amount whatsoever, whether now or hereafter arising.

     "Domestic Security Documents" shall mean, collectively, as the same may be amended or modified from time to time, those certain security agreements executed by the Borrower in favor of the Domestic Lenders from time to time, and any and all other agreements, deeds of trust, mortgages, chattel mortgages, security agreements, pledges, guaranties, assignments of production or proceeds of production, assignments of income, assignments of contract rights, assignments of partnership interests, assignments of royalty interests, assignments of performance, completion or surety bonds, standby agreements, subordination agreements, undertakings and other instruments and financing statements now or hereafter executed and delivered by any Person in connection with, or as security for the payment or performance of indebtedness of the Borrower to the Domestic Lenders under or in connection with the Domestic Loan Documents.

     "Drawings" still have the meaning set forth in Section 2.5(b).

     "Eligible Accounts Receivable" shall mean Accounts Receivable of the Borrower meeting all of the following criteria as of the date of any determination of Eligible Accounts Receivable: (a) the account debtor is not, in the opinion of the Bank, unsatisfactory as to creditworthiness; (b) the account debtor's obligation to pay the account receivable is not conditional upon such account debtor's approval or the account receivable is not subject to any repurchase obligation or return right other than warranty obligations in the ordinary course of business; (c) the account receivable shall arise from the performance by the Borrower of services which have been fully and satisfactorily performed, or from the absolute sale by the Borrower of goods (i) in which the Borrower or any of its Subsidiaries had sole and complete ownership and (ii) which have been shipped and delivered to the account debtor, which shall evidence which such obligee has possession of shipping and delivery receipts;
(d) the account receivable shall arise in the ordinary course of business of the Borrower thereon, and no notice of bankruptcy or insolvency of the account debtor (unless such account debtor's obligations are secured by a letter of credit or bond), nor any notice of such account debtor's inability to pay its debts as they become due, has been received by the Borrower of such account receivable; and (e) for which the account debtor is contractually obligated to pay. In addition, pursuant to the requirements of the Eximbank, the following criteria must be met as of such date: (a) the account receivable is payable in Dollars and is due and collected in the United States (unless Eximbank shall otherwise give its prior written consent); (b) the account receivable is not subject to set-off (other than commissions to salesmen in the normal course of business), counterclaim, defense, allowance or adjustment other than non-material claims for warranty, discounts for prompt payment shown on the invoice, or to dispute, objection or complaint by the account debtor concerning its liability on the account receivable, and the goods, the sale of which gave rise to the account receivable, have not been returned, rejected, lost or damaged; (c) the account receivable does not have a term in excess of one hundred eighty (180) days; (d) the Bank has a valid and perfected first priority Lien with respect thereto; (e) the account receivable is not more than sixty
(60) calendar days past the original invoice due date, unless it is insured through Eximbank export credit insurance for comprehensive commercial and political risk, or through Eximbank approved private insurers for comparable coverage, in each case in form and substance satisfactory to the Bank in its sole discretion, in which case ninety (90) calendar days shall apply, (f) the account debtor is not a director, officer, employee or Affiliate of the Borrower; (g) if the account receivable arises under an Export Order, such account receivable is, at the option of the Bank: (i) fully supported by a letter of credit complying with the terms of Section 8.10 hereof; or (ii) insured by the Eximbank or private sector sources on terms and conditions acceptable to the Bank, including, without limitation, terms complying with
Section 8.7 hereof or (iii) a result of a cash against documents, documentary collection or cash prior to shipment transaction which is acceptable to the Bank or (iv) on any other terms as approved by the Bank in its sole and absolute discretion; (h) the account receivable is supported by an Export Order or an Indirect Export Order complying with Section 7.2 hereof; (i) the account receivable is not in the name of a Buyer (or, if the account receivable arises under an Indirect Export Order, the name of a Person buying the Items from the Buyer pursuant to a Direct Export Contract) located or incorporated in one of those countries in which the Eximbank is prohibited from doing business (as those countries are identified in the Country Limitation Schedule); (j) the account receivable is not in the name of a Buyer (or, if the account receivable arises under an Indirect Export Order, the name of a Person buying the Items from the Buyer pursuant to a Direct Export Contract) located or incorporated in one of those countries in which the Eximbank coverage is not available for commercial reasons (as those countries are identified in the Country Limitation Schedule), unless and only to the extent that the Items were sold to such Buyer or such Person on terms of a Letter of Credit in form and substance satisfactory to the Bank and issued or confirmed by a bank acceptable to the Bank and the

Eximbank; (k) the account receivable is not due pursuant to the sale of Items which were purchased by a military Buyer or a Person for military purposes; (l) if the account receivable arises under an Indirect Export Order, such account receivable must result from the sale of Items by a Borrower to the Buyer for export by the Buyer and (i) must be supported by documentation stating the name and address (including country) of the ultimate foreign buyer and the U.S.-based intermediary or (ii) on any other terms as approved by the Bank in its sole and absolute discretion; (m) the account receivable is not, in the reasonable opinion of the Bank or the Eximbank, uncollectible for any reason; (n) at least fifty percent (50%) of the Item which was sold to create the account receivable must be of U.S. Content; and (o) the account receivable shall not be generated by the sale of defense articles or defense services. In addition, "Eligible Accounts Receivable" shall also mean any account receivable of the Borrower which is approved in writing by the Bank and the Eximbank. As used in this definition, "Letter of Credit" shall mean an irrevocable letter of credit subject to the UCP 500, payable in the United States or at the issuing bank and issued for the benefit of the Borrower on behalf of a Buyer in connection with the purchase of Items.

     "Eligible Inventory" shall mean Inventory of the Borrower meeting all of the following criteria as of the date of determination of Eligible Inventory:
(a) the Inventory has not been returned, repossessed or damaged; (b) the Inventory is not the subject of a canceled purchase order or otherwise not used for the purpose for which it was originally manufactured or purchased; and (c) the Inventory is not, in the opinion of the Bank exercising reasonable discretion, unacceptable due to age, type, category, and/or quantity. In addition, pursuant to the requirements of the Eximbank, the following criteria must be met as of such date: (a) the Bank has a valid and perfected first priority Lien with respect to such Inventory and such Inventory is in the possession of such Borrower or its bailee and is not evidenced by any negotiable or non-negotiable document of title; (b) the Inventory is not subject to a buyer's rights which would be superior to the Lien of the Bank evidenced by the International Security Documents; (c) the Inventory is located inside the United States of America; (d) the Inventory is not to be used in manufacturing or selling an Item to be purchased by a Buyer (or, if the Item is to be sold pursuant to an Indirect Export Order, a Person purchasing the Item pursuant to a Direct Export Contract) for a military purpose; (e) the Inventory is not to be incorporated into Items which are destined for shipment to countries in which the Eximbank is prohibited from doing business (as these countries are identified in the Country Limitation Schedule); (f) the Inventory is not destined for shipment to countries in which the Eximbank coverage is not available for commercial reasons (as those countries are identified in the Country Limitation Schedule), unless and only to the extent that the Items are to be sold to such countries on terms of a Letter of Credit in form and substance satisfactory to the Bank and issued or confirmed by a bank acceptable to the Bank and the Eximbank; (g) with respect to Inventory incorporated into Items sold under an Indirect Export Order and which, in turn, are to be incorporated into goods to be sold under a Direct Export Contract, said goods shall, in fact, be destined for export by the Buyer thereof; (h) at least fifty percent (50%) of such Inventory must be of U.S. Content; (i) the Inventory is not demonstration Inventory or Inventory sold on consignment; (j) the Inventory is not proprietary software; (k) the Inventory is not damaged, obsolete, returned, defective, recalled or unfit for further processing; (l) the Inventory has not been previously exported from the United States; (m) the Inventory does not constitute defense articles or defense services; or (n) the Inventory is not to be incorporated into Items whose sale would result in an account receivable which would not constitute an Eligible Account Receivable. For purposes of determining the value of Eligible Inventory to be included in the International Borrowing Base, the value thereof shall be the lower of actual cost or market value as determined in accordance with GAAP. As used in this definition, "Letter of Credit" shall mean an irrevocable letter of credit subject to the UCP 500, payable in the United States or at the issuing bank and issued for the benefit of the Borrower on behalf of a Buyer in connection with the purchase of Items.

     "Environmental Laws" shall mean any Governmental Requirement pertaining to health or the environment, including, but not limited to, CERCLA, the Toxic Substances Control Act, the Clean Water Act, the Safe Drinking Water Act or the Clean Air Act, the Resource Conservation and Recovery Act of 1976, the Texas Water Code, the Texas Solid Waste Disposal Act and the Texas Clean Air Act, each as amended from time to time.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and all rules, regulations, rulings and interpretations adopted by the Internal Revenue Service or the U.S. Department of Labor thereunder.

     "Event of Default" shall mean any of the events specified in Section 10, provided that there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act.

     "Eximbank" shall mean the Export-Import Bank of the United States.

     "Eximbank Guaranty" shall mean that certain Master Guaranty Agreement No. TX-MGA-96-004 dated as of June 24, 1996 between the Eximbank and the Bank, as the same may be amended, modified or supplemented from time to time.

     "Expiration Date" shall mean the last day of an Interest Period.

     "Export Order" shall have the meaning set forth in the Borrower Agreement.

     "Federal Funds Rate" shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal fund transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, of the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Bank from three Federal funds brokers of recognized standing selected by it.

     "GAAP" shall mean Generally Accepted Accounting Principles as defined in the Borrower Agreement.

     "Governmental Approval" means any authorization, consent, approval, license or exemption of, registration or filing with, or report or notice to, any Governmental Authority.

     "Governmental Authority" shall mean any foreign governmental authority, the United States of America, any State of the United States of America and any political subdivision of any of the foregoing, and any agency, department, commission, board, bureau, court or other tribunal having jurisdiction over the Bank, any Guarantor or the Borrower, or any of their respective assets or Property.

     "Governmental Requirement" means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, writ, edict, franchise, permit, certificate, license, award, authorization or other direction, guideline, or requirement of any Governmental Authority, including, without limitation, any requirement under common law.

     "Guarantors" shall mean, collectively, NATCO Holdings, Inc., and Cummings Point Industries, Inc.

     "Highest Lawful Rate" shall mean, with respect to the Bank, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged, or received with respect to the Note or on other amounts, if any, due to the Bank pursuant to this Agreement or any other International Loan Document, under laws applicable to the Bank which are presently in effect, or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

     "Indebtedness" shall mean, without duplication, (a) all items which, in accordance with GAAP, would be included on the liability side of a balance sheet on the date as of which Indebtedness is to be determined (excluding capital stock, surplus, surplus reserves and deferred credits); (b) all guaranties, endorsements and other contingent obligations in respect of, or any obligations to purchase or otherwise acquire, Indebtedness of others; and (c) all Indebtedness secured by any Lien existing on any interest of the Person with respect to which indebtedness is being determined in Property owned subject to such Lien whether or not the Indebtedness secured thereby shall have been assumed.

     "Indemnified Parties" shall have the meaning set forth in Section 11.15.

     "Indirect Export Order" shall have the meaning set forth in the Borrower Agreement for the term "Export Order," shall relate to purchase orders and other contracts pursuant to which Items will be sold to a Buyer who will export the Items pursuant to a Direct Export Contract, and shall include the purchase order.

     "Initial Date" shall have the meaning set forth in Section 7.6.

     "Interest Period" shall mean the period of time for which the LIBOR Rate shall be in effect as to any LIBOR Rate Loan which shall be a 1, 2, 3 or 6 month period of time, commencing with the Borrowing Date or the Expiration Date of the immediately preceding Interest Period, as the case may be, applicable to and ending on the effective date of any rate change or rate continuation made as provided in Section 2.9 as the Borrower may specify in the Request for Borrowing or the Notice of Rate Change/Continuation; provided, however, that: (i) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) the duration of any Interest Period which commences before any principal repayment installment date and otherwise ends after such date shall end on such date, (iii) Interest Periods commencing for Loans comprising part of the same borrowing shall be of the same duration and
(iv) no Interest Period shall extend beyond the Maturity Date.

     "International Borrowing Base" shall mean (i) an amount equal to the sum of 90% of the Eligible Accounts Receivable of the Borrower which is supported by a firm Export Order or Indirect Export Order to which no party is in breach of any material provision thereof, and (ii) 75% of the Eligible Inventory of the Borrower supported by firm Export Orders or firm Indirect Export Orders. Notwithstanding anything herein to the contrary, the International Borrowing Base shall not include the amount of any receivable supported by a letter of credit prior to the date of shipment of the Items covered by the subject letter of credit. That is, an account receivable shall not be included in the International Borrowing Base until shipment of the Items, regardless of when the letter of credit is in effect.

     "International Borrowing Base Certificate" shall have the meaning set forth in Section 2.2(b).

     "International Collateral" shall have the meaning set forth in the International Security Agreement.

     "International Guaranties" shall mean the continuing guaranties dated as of the Closing Date executed by the Guarantors in favor of the Bank, as may be amended, modified or supplemented from time to time.

     "International Loan Documents" shall mean this Agreement, the Note, all International Security Documents, and all instruments, certificates and agreements now or hereafter executed or delivered to the Bank pursuant to any of the foregoing and the transactions connected therewith, and all amendments, modifications, renewals, extensions, increases and rearrangements of, and substitutions for, any of the foregoing; provided that "International Loan Documents" shall not include the Domestic Credit Agreement, the Domestic Notes, the Domestic Security Documents, the Eximbank Guaranty and the Borrower Agreement.

     "International Obligations" shall mean the Borrower's obligations arising under this Agreement, the Note and the other International Loan Documents to repay the Loans and all other indebtedness of the Borrower to the Bank under the International Loan Documents of any nature and in any amount whatsoever, whether now or hereafter arising.

     "International Security Agreement" shall mean that certain International Security Agreement dated as of even date herewith, executed by the Borrower for the benefit of the Bank, and any and all amendments, modifications, renewals and extensions thereof.

     "International Security Documents" shall mean this Agreement and the International Security Agreement, as each may be amended or modified from time to time.

     "Inventory" shall have the meaning set forth in the Borrower Agreement.

     "Items" shall have the meaning set forth in the Borrower Agreement.

     "Letter of Credit" shall have the meaning provided in Section 2.3(a).

     "Letter of Credit Fee" shall have the meaning specified in Section 4.2.

     "Letter of Credit Outstandings" shall mean, at any time, the sum of, without duplication, (a) the aggregate Stated Amount of all outstanding Letters of Credit and (b) the amount of all Unpaid Drawings in respect of all Letters of Credit.

     "Letter of Credit Request" shall have the meaning specified in Section 2.4(a).

     "LIBOR Rate" shall mean, for any Interest Period or portion thereof, a rate per annum (rounded upwards, if necessary, to the nearest 1/16th of 1%) equal to the LIBOR Rate (Unadjusted) divided by the difference between 1 and the LIBOR Reserve Percentage on the first day of such Interest Period.

     "LIBOR Rate Loan" shall mean any Loan which bears interest at the LIBOR
Rate.

     "LIBOR Rate (Unadjusted)" shall mean, for each Interest Period, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/16th of 1%) quoted by the Bank at or before 10:00 a.m., (Houston, Texas time) (or as soon thereafter as practicable), on the date two (2) Business Days prior to the first day of such Interest Period, for the offering to the Bank by prime banks in the London LIBOR interbank market, at the time of determination and in accordance with the then usual practice in such market, of deposits in Dollars for delivery on the first day of such Interest Period and having a maturity equal to the length of such Interest Period and in an amount equal (or as nearly equal as possible) to the LIBOR Rate Loan to which such Interest Period relates. Each determination by the Bank of the LIBOR Rate shall be conclusive and binding, absent manifest error, and may be computed using any reasonable averaging and attribution method.

     "LIBOR Reserve Percentage" shall mean, with respect to any Interest Period or portion thereof, a percentage (expressed as a decimal) equal to the percentage in effect on the first day of such Interest Period as prescribed by the Board for determining the maximum reserve requirements applicable to "Eurocurrency Liabilities" pursuant to Regulation D or any other applicable regulation of the Federal Reserve Board (or any successor thereto) which prescribes reserve requirements applicable to "Eurocurrency Liabilities" as currently defined in Regulation D.

     "Lien" shall mean any claim, mortgage, deed of trust, pledge, security interest, encumbrance, lien, or charge of any kind (including, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

     "Loan" or "Loans" shall mean a loan or loans, respectively, from the Bank to the Borrower made under Section 2.

     "Material Adverse Effect" shall mean any material adverse effect on (a) the consolidated financial condition, business, properties, assets, prospects or operations of the Borrower or any Guarantor, or (b) the ability of the Borrower or any Guarantor to perform its obligations under this Agreement or any other International Loan Document to which it is a party on a timely basis.

     "Maturity Date" shall mean June 30, 1998.

     "Monthly Unaudited Financial Statements" shall mean the monthly financial statements of a Person, which statements shall include a balance sheet as of the end of such month and a statement of operations and retained earnings for such month, and for the fiscal year to date, subject to normal year-end adjustments, all setting forth in comparative form the corresponding figures for the corresponding month and year to date of the preceding year, prepared in accordance with GAAP and certified as true and correct by the president or chief financial officer of such Person.

     "Note" shall mean the promissory note of the Borrower, executed and delivered under this Agreement, as amended from time to time.

     "Notice of Rate Change/Continuation shall have the meaning provided in
Section 2.9(a).

     "Officer's Certificate" shall mean a certificate signed in the name of the Borrower by either its President, its Chief Financial Officer, any Vice President or its Secretary.

     "Past Due Rate" shall mean the lower of (a) the Highest Lawful Rate, or (b) a rate per annum equal to the Prime Rate plus two percent (2%).

     "Permitted Liens" shall mean each of the following: (a) artisans' or mechanics' Liens arising in the ordinary course of business, and Liens for taxes, but only to the extent that payment thereof shall not at the time be due or if due, the payment thereof is being diligently contested in good faith and adequate reserves computed in accordance with GAAP have been set aside therefor;
(b) Liens in effect on the date of this Agreement and disclosed to the Bank in Annual Audited Financial Statements delivered on or prior to the date of this Agreement or in a schedule hereto; (c) normal reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions and encumbrances which do not secure Indebtedness and which do not materially impair the value or utility of the applicable Property; (d) Liens incurred or deposits made in the ordinary course of business (1) in connection with workmen's compensation, unemployment insurance, social security and other like laws, or
(2) to secure insurance in the ordinary course of business, the performance of bids, tenders, contracts, leases, licenses, statutory obligations, surety, appeal and performance bonds and other similar obligations incurred in the ordinary course of business, not, in any of the cases specified in this clause
(2), incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of Property; (e) attachments, judgments and other similar Liens arising in connection with court proceedings, provided that the execution and enforcement of such Liens are effectively stayed and the claims secured thereby are being actively contested in good faith with adequate reserves made therefor in accordance with GAAP; (f) Liens imposed by law, such as landlords', carriers', warehousemen's, mechanics', materialmen's and vendors' liens, incurred in good faith in the ordinary course of business and securing obligations which are not yet due or which are being contested in good faith by appropriate proceedings if adequate reserves with respect thereto are maintained in accordance with GAAP; (g) zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, and restrictions on the use of Property, and which do not in any case singly or in the aggregate materially impair the present value or utility of the applicable Property; (h) Liens securing purchase money Indebtedness permitted under Section 9.6 hereof and covering the Property so purchased; (i) capital leases and sale/leaseback transactions permitted under the other provisions of this Agreement, and (j) extensions, renewals and replacements of Liens referred to in clauses (a) through (i) of this definition; provided that any such extension, renewal or replacement Lien shall be limited to the

Property or assets covered by the Lien extended, renewed or replaced and that the Indebtedness secured by any such extension, renewal or replacement Lien shall be in an amount not greater than the amount of the Indebtedness secured by the Lien extended, renewed or replaced.

     "Person" shall mean an individual, partnership, joint venture, corporation, joint stock company, bank, trust, unincorporated organization and/or a government or any department or agency thereof.

     "Plan" shall mean any plan subject to Title IV of ERISA or Section 412 of the Code and maintained at any time since January 1, 1986 for employees of the Borrower or any Subsidiary thereof or of any member of a "controlled group of corporations" or "trade or business," as such terms are defined in Section 414(b) or (c) of the Code, of which the Borrower or any Subsidiary thereof is a member, or any plan subject to Title IV of ERISA or Section 412 of the Code to which the Borrower or any Subsidiary thereof is required to contribute, or has been required to contribute at any time since January 1, 1986, on behalf of its employees.

     "Prime Rate" shall mean the prime rate announced from time to time by the Bank, and thereafter entered in the minutes of the Bank's Loan and Discount Committee. Without notice to the Borrower or any other Person, the Prime Rate shall change automatically from time to time as and in the amount by which said Prime Rate shall fluctuate, with each such change to be effective as of the date of each change in such Prime Rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Bank may make commercial or other loans at rates of interest at, above or below the Prime Rate.

     "Property" or "Properties" means any interest in any kind of property or assets, whether real, personal or mixed, and whether tangible or intangible.

     "Request for Borrowing" shall have the meaning set forth in Section 2.1(c).

     "Securities Act" shall have the meaning set forth in Section 11.1.

     "Stated Amount" shall mean, as to each Letter of Credit, at any time, the maximum amount then available to be drawn thereunder (without regard to whether any conditions to drawing could then be met).

     "Subordinated Debt" shall mean any Indebtedness subordinated to Indebtedness due the Bank on terms reasonably satisfactory to the Bank.

     "Subsidiary" means any corporation, joint venture or limited liability company of which the Borrower or any Subsidiary of the Borrower, either directly or indirectly, owns at the time more than 50% of the indicia of equity rights (whether outstanding capital stock or otherwise) of such Person, and shall include any such Person which shall become a Subsidiary of the Borrower after the date hereof, and shall further include any partnership of which the Borrower or any Subsidiary is a general partner thereof and any other entity of which the Borrower or any Subsidiary shall by virtue of its investment therein incur liability for the liabilities and obligations thereof.

     "Tax Dividends" shall mean, for each Subchapter "S" corporation or other entity which is, without regard to its income, statutorily exempt from the payment of income tax, dividends with respect to its estimated taxable income.

     "Type" shall mean, with respect to any Loan, any LIBOR Rate Loan or any Base Rate Loan.

     "Unpaid Drawing" shall have the meaning specified in Section 2.5(a).

     "U.S. Content" shall have the meaning set forth in the Borrower Agreement. The parties hereto hereby agree that in the event any dispute arises as to the U.S. Content of any good or service, the decision of the Eximbank shall be final and conclusive.

                                   Exhibit "G"

                       NOTICE OF RATE CHANGE/CONTINUATION


TO: TEXAS COMMERCE BANK NATIONAL ASSOCIATION (the "Bank") pursuant to that certain International Revolving Loan Agreement dated as of June 30, 1997 (as same may be amended, modified, increased, supplemented and/or restated from time to time, the "Credit Agreement"), entered into by and between National Tank Company (the "Borrower") and the Bank. Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings in this Notice.

     Pursuant to Section 2.9 of the Credit Agreement, this Notice of Rate Change/Continuation (the "Notice") represents the Borrower's election to [insert one or more of the following]:

     [1. Use if converting LIBOR Rate Loans to Base Rate Loans.]

         Convert $_____________ in aggregate principal amount of LIBOR Rate Loans with a current Interest Period ending on________, 19__, to Base Rate Loans on____________, 19__. [and]

     [1. Use if converting Base Rate Loans to LIBOR Rate Loans.]

         Convert $_____________ in aggregate principal amount of Base Rate Loans to LIBOR Rate Loans on _________________, 19__. The initial Interest Period for such LIBOR Rate Loans is requested to be a [one] [two] [three] [six] (_____) month period.

     [1. Use if continuing LIBOR Rate Loans.]

         Continue $__________ in aggregate principal amount of LIBOR Rate Loans with a current Interest Period ending on _____________, 19___. The initial Interest Period for such LIBOR Rate Loans is requested to be a [one] [two] [three] [six] (__) month period.

     2. Borrower hereby certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement.

     3. As of the date hereof, and as a result of the making of the requested Loans, there does not and will not exist any Default or Event of Default.

     4. The representations and warranties contained in the Loan Documents (other than those by their terms limited to a specific date) are true and correct in all material respects as of the date hereof and shall be true and correct upon the making of the requested Loans, with the same force and effect as though made on and as of the date hereof and thereof.

     5. No event has occurred since the date of the most recent financial statements provided to the Bank dated as of ________, 19__ that has caused a Material Adverse Effect.


        Dated:   __________, 19___.


                                       NATIONAL TANK COMPANY


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

           FIRST AMENDMENT TO INTERNATIONAL REVOLVING LOAN AGREEMENT

THIS FIRST AMENDMENT TO INTERNATIONAL REVOLVING LOAN AGREEMENT ("Amendment" or "First Amendment") dated as of August 8, 1997 ("Effective Date") is between NATIONAL TANK COMPANY, a Delaware corporation ("Borrower") and Texas Commerce Bank National Association, a national banking association (together with its successors and assigns, "Bank").

PRELIMINARY STATEMENT. Borrower and Bank are parties to that certain International Revolving Loan Agreement dated as of June 30, 1997 (as amended, "Loan Agreement" or "Agreement"). Each capitalized term defined in the Loan Agreement and not otherwise defined in this Amendment shall have the same meaning herein as in the Loan Agreement, and each Section and Exhibit reference is to the Loan Agreement as amended. Borrower and Bank have agreed to increase the face amount of the Commitment.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank hereby agree as follows:

1. Section 2.1(a)(i) of the Loan Agreement is amended by inserting "$5,000,000.00" in place of "$3,000,000.00" where the latter appears.

2. Borrower irrevocably agrees to pay to Bank a facility fee of $17,918.00, in respect of the increase in the amount of the Commitment evidenced by this Amendment (inclusive of amounts due to Exim Bank in respect of the transactions contemplated by this Amendment), in addition to all other fees and other amounts payable in the International Loan Documents. In no event shall such amount be refunded to Borrower, whether or not the transactions contemplated hereby are consummated.

3. The Loan Agreement is amended by replacing the existing "Exhibit B" with the new "Exhibit B" attached to this Amendment.

4. By its execution and delivery hereof, Borrower represents and warrants the following:

         (a) As of the date hereof and after giving effect to the amendments contemplated herein, (i) the representations and warranties contained in Section 6 of the International Loan Agreement, as amended by this Amendment, and the other International Loan Documents, are true and correct on and as of the date hereof as though made by Borrower on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date) and (ii) no Event of Default or other event which with the passage of time or the giving of notice or both would constitute an Event of Default has occurred and is continuing; and

         (b) The execution and delivery of this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations of Borrower under the International Loan Agreement, as amended by this Amendment, the Note or any other International Loan Document, as each of the foregoing documents and instruments may be further amended or otherwise modified from time to time.

5. This Amendment shall become effective when and only when (a) Bank shall have received acknowledgment from the Eximbank, which acknowledgment is satisfactory to Bank, that the Eximbank Guaranty remains in full force and effect notwithstanding this Amendment and covers the Commitment in the amount established by this Amendment, (b) Bank shall have executed a counterpart of this Amendment and (c) Bank shall have received each of the following:

         (i) Counterparts of this Amendment executed by Borrower;

         (ii) An amended and restated International Revolving Note in the form of Exhibit B executed by Borrower;

         (iii) Such other documents and agreements as Bank may reasonably request, including without limitation, a new Loan Authorization Notice and new form of Borrower Agreement; and

         (iv) The facility fee agreed to in section 2 of this Amendment.

6. Borrower hereby ratifies (i) the International Loan Agreement, as amended by this Amendment, (ii) the Note and (iii) the other International Loan Documents to which Borrower is a party, and confirms that and of the rights and powers created under each of the foregoing documents and instruments shall be and remain in full force and effect.

7. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Bank under the International Loan Agreement, as amended by this Amendment, or under the Note or the other International Loan Documents, as each may be amended or modified from time to time, nor constitute a waiver of any other provision of the foregoing documents and instruments, as each may be amended or modified from time to time. Borrower agrees to do, execute, acknowledge and deliver all and every such further acts and instruments as Bank may request for the better assuring and confirming unto Bank all and singular the rights granted or intended to be granted hereby or hereunder. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

8. Pursuant to Section 11.3 of the International Loan Agreement, Borrower agrees to pay on demand all costs and expenses of Bank in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of course for Bank with respect thereto and with respect to advising Bank as to its rights and responsibilities under the International Loan Agreement, as hereby amended).

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND SHALL BE BINDING UPON BORROWER, BANK AND THEIR SUCCESSORS AND ASSIGNS.

THIS WRITTEN AMENDMENT AND THE OTHER INTERNATIONAL LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RESPECTING THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWER: NATIONAL TANK COMPANY                               BANK: TEXAS COMMERCE BANK NATIONAL ASSOCIATION

                                                              By: /s/ MONA M. FOCH
                                                                 -------------------------------------------
By: /s/ WILLIAM B. WIENER, III
   --------------------------------------                     Name:   Mona M. Foch
                                                                   -----------------------------------------
Name:   William B. Wiener, III
     ------------------------------------                     Title:  Vice President
                                                                    ----------------------------------------
Title:  Senior Vice President
      -----------------------------------                     By: /s/ WILLIAM McCOLLUM
                                                                 -------------------------------------------

                                                              Name:   William McCollum
                                                                   -----------------------------------------

                                                              Title:  International Banking Officer
                                                                    ----------------------------------------


                                  EXHIBIT "B"

            FIRST AMENDED AND RESTATED INTERNATIONAL REVOLVING NOTE

$5,000,000.00                                                    August 8, 1997

FOR VALUE RECEIVED, the undersigned, NATIONAL TANK COMPANY, a corporation organized under the laws of the State of Delaware ("Borrower"), HEREBY PROMISES TO PAY to the order of TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("Bank"), on or before June 30, 1998 ("Maturity Date"), the principal sum of Five Million and 00/100 Dollars ($5,000,000.00), or, if less, the aggregate principal amount of Loans outstanding on the Maturity Date, in accordance with the terms and provisions of that certain International Revolving Loan Agreement dated as of June 30, 1997 by and among Borrower and Bank (as amended from time to time, the "International Loan Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the International Loan Agreement).

The outstanding principal balance of this Note shall be due and payable as provided in the International Loan Agreement. Borrower promises to pay interest on the unpaid principal balance of this Note from the date of any Loan evidenced by this Note until the principal balance thereof is paid in full Interest shall accrue on the outstanding principal balance of this Note from and including the date of any Loan evidenced by this Note to but not including the Maturity Date at the rate or rates, and shall be due and payable on the dates, set forth in the International Loan Agreement. Any amount not paid when due with respect to principal (whether at stated maturity, by acceleration or otherwise), costs or expenses, or, to the extent permitted by applicable law, interest, shall bear interest from the date when due to and excluding the date the same is paid in full payable on demand, at the Past Due Rate.

Payments of principal and interest, and all amounts due with respect to costs and expenses, shall be made in lawful money of the United States of America in immediately available funds, without deduction, set-off or counterclaim to Bank, or such other location as may be notified to Borrower by Bank, not later than 12:00 noon (Houston Time) on the dates on which such payments shall become due pursuant to the terms and provisions set forth in the International Loan Agreement.

If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or public holiday on which Bank is not open for business, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment.

All loans and advances and all payments and prepayments made hereon shall be recorded in the holder's records and such records shall be controlling.

In addition to all principal and accrued interest on this Note, Borrower agrees to pay (a) all reasonable costs and expenses incurred by all owners and holders of this Note in collecting this Note through any probate, reorganization, or any other proceeding and (b) reasonable attorneys' fees when and if this Note is placed in the hands of an attorney for collection after default.

All agreements among Borrower and Bank whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made on this Note or otherwise, shall the amount paid, or agreed to be paid, to Bank for the use, forbearance, or detention of the money to be loaned under the International Loan Agreement and evidenced by this Note or otherwise or for the payment or performance of any covenant or obligation contained in the International Loan Agreement, this Note or in any other International Loan Document exceed the Highest Lawful Rate. If, as a result of any circumstances whatsoever, fulfillment of any provision hereof or of any of such documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if, from any such circumstance, Bank shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the Highest Lawful Rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of this Note or the amounts owing on other obligations of Borrower to Bank under any International Loan Document and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of this Note and the amounts owing on other obligations of Borrower to Bank under any International Loan Documents, as the case may be, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to Bank for the use, forbearance, or detention of the indebtedness of Borrower to Bank shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full of the principal thereof (including the period of any renewal or extension thereof) so that the interest on account of such indebtedness shall not exceed the Highest Lawful

Rate. Notwithstanding anything to the contrary contained in the International Loan Agreement or this Note, it is understood and agreed that if at any time the rate of interest which accrues on the outstanding principal balance of this Note shall exceed the Highest Lawful Rate, the rate of interest which accrues on the outstanding principal balance of this Note shall be limited to the Highest Lawful Rate, but any subsequent reductions in the rate of interest which accrues on the outstanding principal balance of this Note shall not reduce the rate of interest which accrues on the outstanding principal balance of this Note below the Highest Lawful Rate until the total amount of interest accrued on the outstanding principal balance of this Note equals the amount of interest which would have accrued if such interest rate had at all times been in effect. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements among Borrower and Bank. This
Note is entitled to the benefits of the International Loan Agreement, which International Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions and with the effect therein specified, and provisions to the effect that no provision of the International Loan Agreement or this Note shall require the payment or permit the collection of interest in excess of the Highest Lawful! Rate. The obligations of Borrower hereunder are secured by the International Security Documents. It is contemplated that by reason of prepayments or repayments hereon prior to the Maturity Date, there may be times when no indebtedness is owing hereunder prior to such date, but notwithstanding such occurrences, this Note shall remain valid and shall be in full force and effect as to Loans made pursuant to the International Loan Agreement subsequent to each such occurrence.

Except as otherwise specifically provided for in the International Loan Agreement, Borrower and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon, with or without notice, before or after maturity.

This Note is the Note referred to in the International Loan Agreement and is given in amendment, restatement, replacement and increase, but not in extinguishment, of the International Revolving Note dated June 30, 1997 in the original principal amount of $3,000,000 made by Borrower and payable to the order of Bank.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

THIS NOTE AND THE OTHER INTERNATIONAL LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AS TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES; AND THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

IN WITNESS WHEREOF Borrower has caused this Note to be executed and delivered by its officer thereunto duly authorized effective as of the date first above written.



NATIONAL TANK COMPANY

By:
   ----------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------

            FIRST AMENDED AND RESTATED INTERNATIONAL REVOLVING NOTE

$5,000,000.00                                                    August 8, 1997

FOR VALUE RECEIVED, the undersigned, NATIONAL TANK COMPANY, a corporation organized under the laws of the State of Delaware ("Borrower"), HEREBY PROMISES TO PAY to the order of TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("Bank"), on or before June 30, 1998 ("Maturity Date"), the principal sum of Five Million and 00/100 Dollars ($5,000,000.00), or, if less, the aggregate principal amount of Loans outstanding on the Maturity Date, in accordance with the terms and provisions of that certain International Revolving Loan Agreement dated as of June 30, 1997 by and among Borrower and Bank (as amended from time to time, the "International Loan Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the International Loan Agreement).

The outstanding principal balance of this Note shall be due and payable as provided in the International Loan Agreement. Borrower promises to pay interest on the unpaid principal balance of this Note from the date of any Loan evidenced by this Note until the principal balance thereof is paid in full Interest shall accrue on the outstanding principal balance of this Note from and including the date of any Loan evidenced by this Note to but not including the Maturity Date at the rate or rates, and shall be due and payable on the dates, set forth in the International Loan Agreement. Any amount not paid when due with respect to principal (whether at stated maturity, by acceleration or otherwise), costs or expenses, or, to the extent permitted by applicable law, interest, shall bear interest from the date when due to and excluding the date the same is paid in full payable on demand, at the Past Due Rate.

Payments of principal and interest, and all amounts due with respect to costs and expenses, shall be made in lawful money of the United States of America in immediately available funds, without deduction, set-off or counterclaim to Bank, or such other location as may be notified to Borrower by Bank, not later than 12:00 noon (Houston Time) on the dates on which such payments shall become due pursuant to the terms and provisions set forth in the International Loan Agreement.

If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or public holiday on which Bank is not open for business, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment.

All loans and advances and all payments and prepayments made hereon shall be recorded in the holder's records and such records shall be controlling.

In addition to all principal and accrued interest on this Note, Borrower agrees to pay (a) all reasonable costs and expenses incurred by all owners and holders of this Note in collecting this Note through any probate, reorganization, or any other proceeding and (b) reasonable attorneys' fees when and if this Note is placed in the hands of an attorney for collection after default.

All agreements among Borrower and Bank whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made on this Note or otherwise, shall the amount paid, or agreed to be paid, to Bank for the use, forbearance, or detention of the money to be loaned under the International Loan Agreement and evidenced by this Note or otherwise or for the payment or performance of any covenant or obligation contained in the International Loan Agreement, this Note or in any other International Loan Document exceed the Highest Lawful Rate. If, as a result of any circumstances whatsoever, fulfillment of any provision hereof or of any of such documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if, from any such circumstance, Bank shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the Highest Lawful Rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of this Note or the amounts owing on other obligations of Borrower to Bank under any International Loan Document and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of this Note and the amounts owing on other obligations of Borrower to Bank under any International Loan Documents, as the case may be, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to Bank for the use, forbearance, or detention of the indebtedness of Borrower to Bank shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full of the principal thereof (including the period of any renewal or extension thereof) so that the interest on account of such indebtedness shall not exceed the Highest Lawful Rate. Notwithstanding anything to the contrary contained in the International Loan Agreement or this Note, it is understood and agreed that if at any time the rate of interest which accrues on the outstanding principal balance of this Note shall exceed the Highest Lawful Rate, the rate of interest which accrues on the outstanding principal balance of this Note shall be limited to the Highest Lawful Rate, but any subsequent reductions in the rate of interest which accrues on the outstanding principal balance of this Note shall not reduce the rate of interest which accrues on the outstanding principal balance of this Note below the Highest Lawful Rate until the total amount of interest accrued on the outstanding principal balance of this Note equals the amount of interest which would have accrued if such interest rate had at all times been in effect. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements among Borrower and Bank. This Note is entitled to the benefits of the International Loan Agreement, which International Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions and with the effect therein specified, and provisions to the effect that no provision of the International Loan Agreement or this Note shall require the payment or permit the collection of interest in excess of the Highest Lawful! Rate. The obligations of Borrower hereunder are secured by the International Security Documents. It is contemplated that by reason of prepayments or repayments hereon prior to the Maturity Date, there may be times when no indebtedness is owing hereunder prior to such date, but notwithstanding such occurrences, this Note shall remain valid and shall be in full force and effect as to Loans made pursuant to the International Loan Agreement subsequent to each such occurrence.

Except as otherwise specifically provided for in the International Loan Agreement, Borrower and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon, with or without notice, before or after maturity.

This Note is the Note referred to in the International Loan Agreement and is given in amendment, restatement, replacement and increase, but not in extinguishment, of the International Revolving Note dated June 30, 1997 in the original principal amount of $3,000,000 made by Borrower and payable to the order of Bank.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

THIS NOTE AND THE OTHER INTERNATIONAL LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AS TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES; AND THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

IN WITNESS WHEREOF Borrower has caused this Note to be executed and delivered by its officer thereunto duly authorized effective as of the date first above written.



NATIONAL TANK COMPANY

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

           SECOND AMENDMENT TO INTERNATIONAL REVOLVING LOAN AGREEMENT

THIS SECOND AMENDMENT TO INTERNATIONAL REVOLVING LOAN AGREEMENT (this "Amendment" or "Second Amendment") dated as of June 30, 1998 ("Effective Date") is between NATIONAL TANK COMPANY, a Delaware corporation ("Borrower") and Chase Bank of Texas, National Association, a national banking association, formerly Texas Commerce Bank National Association (together with its successors and assigns, "Bank").

PRELIMINARY STATEMENT. Borrower and Bank are parties to that certain International Revolving Loan Agreement dated as of June 30, 1997, amended by a First Amendment dated August 8, 1997 (as amended, "Loan Agreement" or "Agreement"). Each capitalized term defined in the Loan Agreement and not otherwise defined in this Amendment shall have the same meaning herein as in the Loan Agreement, and each Section and Exhibit reference is to the Loan Agreement as amended. Borrower and Bank have agreed to a short term extension of the Commitment as provided further herein.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank hereby agree as follows:

1. Borrower irrevocably agrees to pay to Bank a facility fee of $8,333.00, in respect of the extension of the Commitment evidenced by this Amendment (inclusive of amounts due to Exim Bank in respect of the transactions contemplated by this Amendment), in addition to all other fees and other amounts payable in the International Loan Documents. In no event shall such amount be refunded to Borrower, whether or not the transactions contemplated hereby are consummated.

2. The Loan Agreement is amended by replacing the existing "Exhibit B" with the new "Exhibit B" attached to this Amendment.

3. By its execution and delivery hereof, Borrower represents and warrants the following:

         (a) As of the date hereof and after giving effect to the amendments contemplated herein, (i) the representations and warranties contained in Section 6 of the International Loan Agreement, as amended by this Amendment, and the other International Loan Documents, are true and correct on and as of the date hereof as though made by Borrower on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date) and (ii) no Event of Default or other event which with the passage of time or the giving of notice or both would constitute an Event of Default has occurred and is continuing; and
         (b) The execution and delivery of this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations of Borrower under the International Loan Agreement, as amended by this Amendment, the Note or any other International Loan Document, as each of the foregoing documents and instruments may be further amended or otherwise modified from time to time.

4. This Amendment shall become effective when and only when (a) Bank shall have received acknowledgment from the Eximbank, which acknowledgment is satisfactory to Bank, that the Eximbank Guaranty remains in full force and effect notwithstanding this Amendment and covers the Commitment in the amount established by this Amendment, (b) Bank shall have executed a counterpart of this Amendment and (c) Bank shall have received each of the following:
         (i) Counterparts of this Amendment executed by Borrower;
         (ii) An amended and restated International Revolving Note in the form of Exhibit B executed by Borrower;
         (iii) Such other documents and agreements as Bank may reasonably request, including without limitation, a new Loan Authorization Notice and new form of Borrower Agreement; and
         (iv) The facility fee agreed to in section 1 of this Amendment.

5. Borrower hereby ratifies (i) the International Loan Agreement, as amended by this Amendment, (ii) the Note and (iii) the other International Loan Documents to which Borrower is a party, and confirms that and of the rights and powers created under each of the foregoing documents and instruments shall be and remain in full force and effect.

6. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Bank under the International Loan Agreement, as amended by this Amendment, or under the Note or the other International Loan Documents, as each may be amended or modified from time to time, nor constitute a waiver of any other provision of the foregoing documents and instruments, as each may be amended or modified from time to time. Borrower agrees to do, execute, acknowledge and deliver all and every such further acts and instruments as Bank may request for the better assuring and confirming unto Bank all and singular the rights granted or intended to be granted hereby or hereunder. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

7. Pursuant to Section 11.3 of the International Loan Agreement, Borrower agrees to pay on demand all costs and expenses of Bank in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of course for Bank with respect thereto and with respect to advising Bank as to its rights and responsibilities under the International Loan Agreement, as hereby amended).

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND SHALL BE BINDING UPON BORROWER, BANK AND THEIR SUCCESSORS AND ASSIGNS.

THIS WRITTEN AMENDMENT AND THE OTHER INTERNATIONAL LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RESPECTING THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWER: NATIONAL TANK COMPANY         BANK: CHASE BANK OF TEXAS, NATIONAL
                                              ASSOCIATION

                                        By:
By:   /s/ WILLIAM B. WIENER, III              ---------------------------------
      --------------------------        Name:
Name:     William B. Wiener, III              ---------------------------------
      --------------------------        Title:
Title:    Senior Vice President               ---------------------------------
      --------------------------


                                        By:
                                              ---------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                              ---------------------------------

                                   EXHIBIT "B"

             FIRST AMENDED AND RESTATED INTERNATIONAL REVOLVING NOTE

$5,000,000.00                                                     June 30, 1998

FOR VALUE RECEIVED, the undersigned, NATIONAL TANK COMPANY, a corporation organized under the laws of the State of Delaware ("Borrower"), HEREBY PROMISES TO PAY to the order of CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association ("Bank," formerly Texas Commerce Bank National Association), on or before August 31, 1998 ("Maturity Date"), the principal sum of Five Million and 00/100 Dollars ($5,000,000.00), or, if less, the aggregate principal amount of Loans outstanding on the Maturity Date, in accordance with the terms and provisions of that certain International Revolving Loan Agreement dated as of June 30, 1997 by and among Borrower and Bank (as amended from time to time, the "International Loan Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the International Loan Agreement).

The outstanding principal balance of this Note shall be due and payable as provided in the International Loan Agreement. Borrower promises to pay interest on the unpaid principal balance of this Note from the date of any Loan evidenced by this Note until the principal balance thereof is paid in full Interest shall accrue on the outstanding principal balance of this Note from and including the date of any Loan evidenced by this Note to but not including the Maturity Date at the rate or rates, and shall be due and payable on the dates, set forth in the International Loan Agreement. Any amount not paid when due with respect to principal (whether at stated maturity, by acceleration or otherwise), costs or expenses, or, to the extent permitted by applicable law, interest, shall bear interest from the date when due to and excluding the date the same is paid in full payable on demand, at the Past Due Rate.

Payments of principal and interest, and all amounts due with respect to costs and expenses, shall be made in lawful money of the United States of America in immediately available funds, without deduction, set-off or counterclaim to Bank, or such other location as may be notified to Borrower by Bank, not later than 12:00 noon (Houston Time) on the dates on which such payments shall become due pursuant to the terms and provisions set forth in the International Loan Agreement.

If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or public holiday on which Bank is not open for business, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment.

All loans and advances and all payments and prepayments made hereon shall be recorded in the holder's records and such records shall be controlling.

In addition to all principal and accrued interest on this Note, Borrower agrees to pay (a) all reasonable costs and expenses incurred by all owners and holders of this Note in collecting this Note through any probate, reorganization, or any other proceeding and (b) reasonable attorneys' fees when and if this Note is placed in the hands of an attorney for collection after default.

All agreements among Borrower and Bank whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made on this Note or otherwise, shall the amount paid, or agreed to be paid, to Bank for the use, forbearance, or detention of the money to be loaned under the International Loan Agreement and evidenced by this Note or otherwise or for the payment or performance of any covenant or obligation contained in the International Loan Agreement, this Note or in any other International Loan Document exceed the Highest Lawful Rate. If, as a result of any circumstances whatsoever, fulfillment of any provision hereof or of any of such documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if, from any such circumstance, Bank shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the Highest Lawful Rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of this Note or the amounts owing on other obligations of Borrower to Bank under any International Loan Document and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of this Note and the amounts owing on other obligations of Borrower to Bank under any International Loan Documents, as the case may be, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to Bank for the use, forbearance, or detention of the indebtedness of Borrower to Bank shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full of the principal thereof (including the period of any renewal or extension thereof) so that the interest on account of such indebtedness shall not exceed the Highest Lawful

Rate. Notwithstanding anything to the contrary contained in the International Loan Agreement or this Note, it is understood and agreed that if at any time the rate of interest which accrues on the outstanding principal balance of this Note shall exceed the Highest Lawful Rate, the rate of interest which accrues on the outstanding principal balance of this Note shall be limited to the Highest Lawful Rate, but any subsequent reductions in the rate of interest which accrues on the outstanding principal balance of this Note shall not reduce the rate of interest which accrues on the outstanding principal balance of this Note below the Highest Lawful Rate until the total amount of interest accrued on the outstanding principal balance of this Note equals the amount of interest which would have accrued if such interest rate had at all times been in effect. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements among Borrower and Bank. This Note is entitled to the benefits of the International Loan Agreement, which International Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions and with the effect therein specified, and provisions to the effect that no provision of the International Loan Agreement or this Note shall require the payment or permit the collection of interest in excess of the Highest Lawful! Rate. The obligations of Borrower hereunder are secured by the International Security Documents. It is contemplated that by reason of prepayments or repayments hereon prior to the Maturity Date, there may be times when no indebtedness is owing hereunder prior to such date, but notwithstanding such occurrences, this Note shall remain valid and shall be in full force and effect as to Loans made pursuant to the International Loan Agreement subsequent to each such occurrence.

Except as otherwise specifically provided for in the International Loan Agreement, Borrower and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon, with or without notice, before or after maturity.

This Note is the Note referred to in the International Loan Agreement and is given in amendment, restatement and replacement, but not in extinguishment, of the International Revolving Note dated August 8, 1997 in the original principal amount of $5,000,000 made by Borrower and payable to the order of Bank.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

THIS NOTE AND THE OTHER INTERNATIONAL LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AS TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES; AND THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

IN WITNESS WHEREOF Borrower has caused this Note to be executed and delivered by its officer thereunto duly authorized effective as of the date first above written.



NATIONAL TANK COMPANY

By: /s/ WILLIAM B. WIENER, III
   --------------------------------------
Name:   William B. Wiener, III
     ------------------------------------
Title:  Senior Vice President
      -----------------------------------

                                                                   EXHIBIT 10.23



            THIRD AMENDMENT TO INTERNATIONAL REVOLVING LOAN AGREEMENT

THIS THIRD AMENDMENT TO INTERNATIONAL REVOLVING LOAN AGREEMENT (this "Amendment" or "Third Amendment") dated as of August 31, 1998 ("Effective Date") is between NATIONAL TANK COMPANY, a Delaware corporation ("Borrower") and Chase Bank of Texas, National Association, a national banking association, formerly Texas Commerce Bank National Association (together with its successors and assigns, "Bank").

PRELIMINARY STATEMENT. Borrower and Bank are parties to that certain International Revolving Loan Agreement dated as of June 30, 1997, amended by a First Amendment dated August 8, 1997 and a Second Amendment dated June 30, 1998 (as amended, "Loan Agreement" or "Agreement"). Each capitalized term defined in the Loan Agreement and not otherwise defined in this Amendment shall have the same meaning herein as in the Loan Agreement, and each Section and Exhibit reference is to the Loan Agreement as amended. Borrower and Bank have agreed to a renew the Commitment as provided further herein.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank hereby agree as follows:

1. The definition of "Maturity Date" in Exhibit A is amended to read: "`Maturity Date' shall mean August 31, 1999."

2. Borrower irrevocably agrees to pay to Bank a facility fee of $50,000.00, in respect of the renewal of the Commitment evidenced by this Amendment (inclusive of amounts due to Exim Bank in respect of the transactions contemplated by this Amendment), in addition to all other fees and other amounts payable in the International Loan Documents. In no event shall such amount be refunded to Borrower, whether or not the transactions contemplated hereby are consummated.

3. The Loan Agreement is amended by replacing the existing "Exhibit B" with the new "Exhibit B" attached to this Amendment. "Note" shall refer to the note executed in connection herewith substantially in the form of Exhibit B, and all extensions, renewals, replacements and other rearrangements.

4. By its execution and delivery hereof, Borrower represents and warrants the following:

         (a) As of the date hereof and after giving effect to the amendments contemplated herein, (i) the representations and warranties contained in Section 6 of the International Loan Agreement, as amended by this Amendment, and the other International Loan Documents, are true and correct on and as of the date hereof as though made by Borrower on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date) and (ii) no Event of Default or other event which with the passage of time or the giving of notice or both would constitute an Event of Default has occurred and is continuing; and

         (b) The execution and delivery of this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations of Borrower under the International Loan Agreement, as amended by this Amendment, the Note or any other International Loan Document, as each of the foregoing documents and instruments may be further amended or otherwise modified from time to time.

5. This Amendment shall become effective when and only when (a) Bank shall have received acknowledgment from the Eximbank, which acknowledgment is satisfactory to Bank, that the Eximbank Guaranty remains in full force and effect notwithstanding this Amendment and covers the Commitment in the amount established by this Amendment, (b) Bank shall have executed a counterpart of this Amendment and (c) Bank shall have received each of the following:

         (i) Counterparts of this Amendment executed by Borrower;

         (ii) An amended and restated International Revolving Note in the form of Exhibit B executed by Borrower;

         (iii) Such other documents and agreements as Bank may reasonably request, including without limitation, a new Loan Authorization Notice and new form of Borrower Agreement; and

         (iv) The facility fee agreed to in section 1 of this Amendment.

6. Borrower hereby ratifies (i) the International Loan Agreement, as amended by this Amendment, (ii) the Note and (iii) the other International Loan Documents to which Borrower is a party, and confirms that and of the rights and powers created under each of the foregoing documents and instruments shall be and remain in full force and effect.

7. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Bank under the International Loan Agreement, as amended by this Amendment, or under the Note or the other International Loan Documents, as each may be amended or modified from time to time, nor constitute a waiver of any other provision of the foregoing documents and instruments, as each may be amended or modified from time to time. Borrower agrees to do, execute, acknowledge and deliver all and every such further acts and instruments as Bank may request for the better assuring and confirming unto Bank all and singular the rights granted or intended to be granted hereby or hereunder. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

8. Pursuant to Section 11.3 of the International Loan Agreement, Borrower agrees to pay on demand all costs and expenses of Bank in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of course for Bank with respect thereto and with respect to advising Bank as to its rights and responsibilities under the International Loan Agreement, as hereby amended).

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND SHALL BE BINDING UPON BORROWER, BANK AND THEIR SUCCESSORS AND ASSIGNS.

THIS WRITTEN AMENDMENT AND THE OTHER INTERNATIONAL LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RESPECTING THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWER: NATIONAL TANK COMPANY           BANK: CHASE BANK OF TEXAS,
                                                NATIONAL ASSOCIATION

By:                                       By:
   -------------------------------           --------------------------------
Name:                                     Name:
     -----------------------------             ------------------------------
Title:                                    Title:
      ----------------------------              -----------------------------

                                          By:
                                             --------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------

                                   EXHIBIT "B"

             THIRD AMENDED AND RESTATED INTERNATIONAL REVOLVING NOTE

$5,000,000.00                                                   August 31, 1998

FOR VALUE RECEIVED, the undersigned, NATIONAL TANK COMPANY, a corporation organized under the laws of the State of Delaware ("Borrower"), HEREBY PROMISES TO PAY to the order of CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association ("Bank," formerly Texas Commerce Bank National Association), on or before August 31, 1999 ("Maturity Date"), the principal sum of Five Million and 00/100 Dollars ($5,000,000.00), or, if less, the aggregate principal amount of Loans outstanding on the Maturity Date, in accordance with the terms and provisions of that certain International Revolving Loan Agreement dated as of June 30, 1997 by and among Borrower and Bank (as amended from time to time, the "International Loan Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the International Loan Agreement).

The outstanding principal balance of this Note shall be due and payable as provided in the International Loan Agreement. Borrower promises to pay interest on the unpaid principal balance of this Note from the date of any Loan evidenced by this Note until the principal balance thereof is paid in full Interest shall accrue on the outstanding principal balance of this Note from and including the date of any Loan evidenced by this Note to but not including the Maturity Date at the rate or rates, and shall be due and payable on the dates, set forth in the International Loan Agreement. Any amount not paid when due with respect to principal (whether at stated maturity, by acceleration or otherwise), costs or expenses, or, to the extent permitted by applicable law, interest, shall bear interest from the date when due to and excluding the date the same is paid in full payable on demand, at the Past Due Rate.

Payments of principal and interest, and all amounts due with respect to costs and expenses, shall be made in lawful money of the United States of America in immediately available funds, without deduction, set-off or counterclaim to Bank, or such other location as may be notified to Borrower by Bank, not later than 12:00 noon (Houston Time) on the dates on which such payments shall become due pursuant to the terms and provisions set forth in the International Loan Agreement.

If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or public holiday on which Bank is not open for business, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment.

All loans and advances and all payments and prepayments made hereon shall be recorded in the holder's records and such records shall be controlling.

In addition to all principal and accrued interest on this Note, Borrower agrees to pay (a) all reasonable costs and expenses incurred by all owners and holders of this Note in collecting this Note through any probate, reorganization, or any other proceeding and (b) reasonable attorneys' fees when and if this Note is placed in the hands of an attorney for collection after default.

All agreements among Borrower and Bank whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made on this Note or otherwise, shall the amount paid, or agreed to be paid, to Bank for the use, forbearance, or detention of the money to be loaned under the International Loan Agreement and evidenced by this Note or otherwise or for the payment or performance of any covenant or obligation contained in the International Loan Agreement, this Note or in any other International Loan Document exceed the Highest Lawful Rate. If, as a result of any circumstances whatsoever, fulfillment of any provision hereof or of any of such documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if, from any such circumstance, Bank shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the Highest Lawful Rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of this Note or the amounts owing on other obligations of Borrower to Bank under any International Loan Document and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of this Note and the amounts owing on other obligations of Borrower to Bank under any International Loan Documents, as the case may be, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to Bank for the use, forbearance, or detention of the indebtedness of Borrower to Bank shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full of the principal thereof (including the period of any renewal or extension thereof) so that the interest on account of such indebtedness shall not exceed the Highest Lawful

Rate. Notwithstanding anything to the contrary contained in the International Loan Agreement or this Note, it is understood and agreed that if at any time the rate of interest which accrues on the outstanding principal balance of this Note shall exceed the Highest Lawful Rate, the rate of interest which accrues on the outstanding principal balance of this Note shall be limited to the Highest Lawful Rate, but any subsequent reductions in the rate of interest which accrues on the outstanding principal balance of this Note shall not reduce the rate of interest which accrues on the outstanding principal balance of this Note below the Highest Lawful Rate until the total amount of interest accrued on the outstanding principal balance of this Note equals the amount of interest which would have accrued if such interest rate had at all times been in effect. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements among Borrower and Bank. This Note is entitled to the benefits of the International Loan Agreement, which International Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions and with the effect therein specified, and provisions to the effect that no provision of the International Loan Agreement or this Note shall require the payment or permit the collection of interest in excess of the Highest
Lawful Rate. The obligations of Borrower hereunder are secured by the International Security Documents. It is contemplated that by reason of prepayments or repayments hereon prior to the Maturity Date, there may be times when no indebtedness is owing hereunder prior to such date, but notwithstanding such occurrences, this Note shall remain valid and shall be in full force and effect as to Loans made pursuant to the International Loan Agreement subsequent to each such occurrence.

Except as otherwise specifically provided for in the International Loan Agreement, Borrower and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon, with or without notice, before or after maturity.

This Note is the Note referred to in the International Loan Agreement and is given in amendment, restatement and replacement, but not in extinguishment, of the First [sic: should have been titled "Second"] Amended and Restated International Revolving Note dated June 30, 1998 in the original principal amount of $5,000,000 made by Borrower and payable to the order of Bank.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

THIS NOTE AND THE OTHER INTERNATIONAL LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AS TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES; AND THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

IN WITNESS WHEREOF Borrower has caused this Note to be executed and delivered by its officer thereunto duly authorized effective as of the date first above written.



NATIONAL TANK COMPANY

By: /s/ WILLIAM B. WIENER, III
   --------------------------------------
Name:   William B. Wiener, III
     ------------------------------------
Title:  Senior Vice President
      -----------------------------------

           FOURTH AMENDMENT TO INTERNATIONAL REVOLVING LOAN AGREEMENT

THIS FOURTH AMENDMENT TO INTERNATIONAL REVOLVING LOAN AGREEMENT (this "Amendment" or "Fourth Amendment") dated as of November 16, 1998 ("Effective Date") is between NATIONAL TANK COMPANY, a Delaware corporation ("NATCO") and TOTAL ENGINEERING SERVICES TEAM, INC., a Louisiana corporation ("TEST") (jointly and severally, "Borrower") and Chase Bank of Texas, National Association, a national banking association (formerly Texas Commerce Bank National Association, together with its successors and assigns, "Bank").

                                R E C I T A L S

WHEREAS, NATCO and Bank are parties to that certain International Revolving Loan Agreement dated as of June 30, 1997 (as amended from time to time, the "Loan Agreement"); and

WHEREAS, NATCO and TEST have requested that TEST be added as a Borrower, jointly and severally with NATCO, as a party to the Loan Agreement; and

WHEREAS, NATCO has agreed to acquire The Cynara Company, a Delaware corporation ("Cynara") subsidiary of NATCO, and has requested that Bank provide certain waivers and modifications of the Loan Agreement appropriate to permitting such acquisition; and

WHEREAS, the parties desire to make certain other modifications and other agreements pursuant to this Amendment as provided herein; and

WHEREAS, pursuant to the terms and conditions hereof Bank has agreed to so amend the Loan Agreement, subject to the condition precedent that Bank shall have in hand the approval(s) of the Exim Bank requisite to continuing coverage under the Working Capital Guarantee program;

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Bank hereby agree as follows:

1. Definitions generally; references. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement. All references to Section numbers in this Amendment shall be references to the corresponding Section of the International Loan Agreement. On and after the date hereof, each reference in the International Loan Agreement to "this Agreement," "hereunder," "herein," or words of like import shall mean and be a reference to the Loan Agreement, as amended hereby.

2. Exhibit A to the Loan Agreement is hereby amended by inserting therein in proper alphabetical order the following new definitions:

         "Borrowers" means NATIONAL TANK COMPANY and TOTAL ENGINEERING SERVICES TEAM, INC., jointly and severally. "Borrower" shall refer to each and both Borrowers, jointly and severally.
         "Borrowers Agreement" shall mean Borrower Agreement executed as of the date of this Amendment and any amendment, modification and replacement thereof.
         "International Security Agreement" shall mean and include each and both of (a) the International Security Agreement executed and delivered by NATCO for the benefit of the Bank effective as of June 30, 1997; and (b) the International Security Agreement dated as of even date with the Fourth Amendment, executed by TEST for the benefit of the Bank; and any and all amendments, modifications, renewals and extensions of the foregoing.
         "Note" shall refer to the Fourth Amended and Restated International Revolving Note executed by NATCO and TEST, jointly and severally, as of the Fourth Amendment Effective Date (form attached to the Fourth Amendment as Exhibit B, replacing existing Exhibit B), and each renewal, extension, replacement, modification and other rearrangement thereof.

3. The parties agree that notwithstanding anything to the contrary in any International Loan Document, (1) either Borrower shall be entitled to request a Loan or Letter of Credit and the obligation thereby created shall be the joint and several liability of the Borrowers (and Exhibits C (request for loan), G (rate change notice) and I (request for letter of credit) are deemed modified accordingly); and (2) each compliance certificate, borrowing base certificate and similar certificate and representation of Borrowers shall be executed and delivered by both Borrowers (a modified Exhibit D, borrowing base certificate, attached to this Amendment replacing existing Exhibit D).

4. Bank hereby consents, in keeping with Section 9.2, to NATCO's acquisition of Cynara as a subsidiary of NATCO, on substantially the terms and conditions reflected in written materials provided to Bank prior to the execution of this Amendment. Schedule 6.1 is amended to add the name of Cynara as a 100% owned subsidiary of National Tank Company.

5. Borrower has requested and Bank has agreed to waive, on a one time basis, the agreement in Section 9.9 that Borrower not change its fiscal year, so that Borrower may change its fiscal year to years ending December 31. No other waiver of such section or any other section has been promised by Bank or will be relied upon by Borrower as forthcoming from Bank.

6. The definition of "Domestic Credit Agreement" refers to the Loan Agreement dated June 30, 1997 between Borrower and the Domestic Lenders, as the same may be amended from time to time. The parties hereby agree that the Loan Agreement among NATCO, NATCO Canada Ltd., Bank (as U.S. Agent), The Bank of Nova Scotia (as Canadian Agent) and certain other lenders, providing for a $25,000,000 US revolving loan facility, $10,000,000 Canadian revolving loan facility and a $32,500,000 term loan facility, which the parties expect to be executed (subject to adjustments in the approximate amounts of such facilities) on or about the Fourth Amendment Effective Date, shall be deemed an amendment of the Domestic Credit Agreement for purposes of the Loan Agreement.

7. By its execution and delivery hereof, Borrower represents and warrants the following:

         (a) As of the date hereof and after giving effect to the amendments contemplated herein, (i) the representations and warranties contained in Section 6 of the International Loan Agreement, as amended by this Amendment, the other International Loan Documents and the Domestic Loan Documents to which Borrower is a party, are true and correct on and as of the date hereof as though made by Borrower on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date) and (ii) no Event of Default or other event which with the passage of time or the giving of notice or both would constitute an Event of Default has occurred and is continuing; and
         (b) The execution and delivery of this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations of Borrower under the International Loan Agreement, as amended by this Amendment, the Note or the Amended and Restated Note (as hereinafter defined), the other International Loan Documents and the Domestic Loan Documents, as each of the foregoing documents and instruments may be further amended or otherwise modified from time to time.

8. This Amendment shall become effective when and only when (a) with respect to providing credit to TEST and on the security of TEST receivables only, Bank shall have received acknowledgment from the Eximbank, which acknowledgment is satisfactory to Bank, that the Eximbank Guaranty remains in full force and effect notwithstanding this Amendment and covers the Commitment in the amount established by this Amendment, (b) Bank shall have executed a counterpart of this Amendment and (c) Bank shall have received each of the following:

         (i) Counterparts of this Amendment executed by Borrower; an International Security Agreement executed and delivered by TEST; Amendments to Guaranty executed and delivered by NATCO Group Inc., formerly known as Cummings Point Industries, Inc.;
         (ii) A Fourth Amended and Restated International Revolving Note in the principal amount of $5,000,000.00 executed by Borrowers ("Amended and Restated Note"); and
         (iii) Such other documents and agreements as Bank may reasonably request, including without limitation, a new Loan Authorization Notice and new form of Borrower Agreement.

9. Borrower hereby ratifies (i) the International Loan Agreement, as amended by this Amendment, (ii) the Note, (iii) the other International Loan Documents to which Borrower is a party and (iv) the Domestic Loan Documents to which Borrower is a party, and confirms that and of the rights and powers created under each of the foregoing documents and instruments shall be and remain in full force and effect.

10. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Bank under the International Loan Agreement, as amended by this Amendment, or under the Note, the other International Loan Documents or the Domestic Loan Documents to which Borrower is a party, as each may be amended or modified from time to time, nor constitute a waiver of any other provision of the foregoing documents and instruments, as each may be amended or modified from time to time.

11. Borrower agrees to do, execute, acknowledge and deliver all and every such further acts and instruments as Bank may request for the better assuring and confirming unto Bank all and singular the rights granted or intended to be granted hereby or hereunder.

12. Pursuant to Section 11.3 of the International Loan Agreement, Borrower agrees to pay on demand all costs and expenses of Bank in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of course for Bank with respect thereto and with respect to advising Bank as to its rights and responsibilities under the International Loan Agreement, as hereby amended). In addition, Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder and agrees to save Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

13. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND SHALL BE BINDING UPON BORROWER AND BANK AND THEIR SUCCESSORS AND ASSIGNS.

14. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

15. THIS WRITTEN AMENDMENT, THE INTERNATIONAL LOAN AGREEMENT, THE NOTE, THE AMENDED AND RESTATED NOTE, THE OTHER INTERNATIONAL LOAN DOCUMENTS, THE DOMESTIC LOAN DOCUMENTS AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RESPECTING THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the undersigned, by their officers duly authorized, have executed this Amendment as of the day and year first above written.

BORROWER: NATIONAL TANK COMPANY                                       BANK: CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

By: /s/ WILLIAM B. WIENER, III                                        By:
   ----------------------------------------------                        --------------------------------------------
Name:   William B. Wiener, III                                        Name:
     --------------------------------------------                          ------------------------------------------
Title:  Senior Vice President                                         Title:
      -------------------------------------------                           -----------------------------------------
Address:
        -----------------------------------------                     By:
                                                                         --------------------------------------------
BORROWER: TOTAL ENGINEERING SERVICES TEAM, INC.

By: /s/ WILLIAM B. WIENER, III                                        Name:
   ----------------------------------------------                          ------------------------------------------
Name:   William B. Wiener, III                                        Title:
     --------------------------------------------                           -----------------------------------------
Title:  Senior Vice President
      -------------------------------------------
Address:
        -----------------------------------------

                                  EXHIBIT "B"

            FOURTH AMENDED AND RESTATED INTERNATIONAL REVOLVING NOTE

$5,000,000.00                                                 November 16, 1998

FOR VALUE RECEIVED, the undersigned, NATIONAL TANK COMPANY, a corporation organized under the laws of the State of Delaware ("NATCO") and TOTAL ENGINEERING SERVICES TEAM, INC., a corporation organized under the laws of the State of Louisiana ("TEST") (whether one or more, jointly and severally, "Borrower"), HEREBY PROMISE TO PAY to the order of CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association ("Bank", formerly Texas Commerce Bank National Association), on or before August 31, 1999 ("Maturity Date"), the principal sum of Five Million and 00/100 Dollars ($5,000,000.00), or, if less, the aggregate principal amount of Loans outstanding on the Maturity Date, in accordance with the terms and provisions of that certain International Revolving Loan Agreement dated as of June 30, 1997 by and among Borrower and Bank (as amended from time to time, the "International Loan Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the International Loan Agreement).

The outstanding principal balance of this Note shall be due and payable as provided in the International Loan Agreement. Borrower promises to pay interest on the unpaid principal balance of this Note from the date of any Loan evidenced by this Note until the principal balance thereof is paid in full Interest shall accrue on the outstanding principal balance of this Note from and including the date of any Loan evidenced by this Note to but not including the Maturity Date at the rate or rates, and shall be due and payable on the dates, set forth in the International Loan Agreement. Any amount not paid when due with respect to principal (whether at stated maturity, by acceleration or otherwise), costs or expenses, or, to the extent permitted by applicable law, interest, shall bear interest from the date when due to and excluding the date the same is paid in full payable on demand, at the Past Due Rate.

Payments of principal and interest, and all amounts due with respect to costs and expenses, shall be made in lawful money of the United States of America in immediately available funds, without deduction, set-off or counterclaim to Bank, or such other location as may be notified to Borrower by Bank, not later than 12:00 noon (Houston Time) on the dates on which such payments shall become due pursuant to the terms and provisions set forth in the International Loan Agreement.

If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or public holiday on which Bank is not open for business, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment.

All loans and advances and all payments and prepayments made hereon shall be recorded in the holder's records and such records shall be controlling.

In addition to all principal and accrued interest on this Note, Borrower agrees to pay (a) all reasonable costs and expenses incurred by all owners and holders of this Note in collecting this Note through any probate, reorganization, or any other proceeding and (b) reasonable attorneys' fees when and if this Note is placed in the hands of an attorney for collection after default.

All agreements among Borrower and Bank whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made on this Note or otherwise, shall the amount paid, or agreed to be paid, to Bank for the use, forbearance, or detention of the money to be loaned under the International Loan Agreement and evidenced by this Note or otherwise or for the payment or performance of any covenant or obligation contained in the International Loan Agreement, this Note or in any other International Loan Document exceed the Highest Lawful Rate. If, as a result of any circumstances whatsoever, fulfillment of any provision hereof or of any of such documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if, from any such circumstance, Bank shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the Highest Lawful Rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of this Note or the amounts owing on other obligations of Borrower to Bank under any International Loan Document and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of this Note and the amounts owing on other obligations of Borrower to Bank under any International Loan Documents, as the case may be, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to Bank for the use, forbearance, or detention of the indebtedness of Borrower to Bank shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full of the principal thereof (including the period of any renewal or extension thereof) so that the interest on account of such indebtedness shall not exceed the Highest Lawful Rate. Notwithstanding anything to the contrary contained in the International Loan Agreement or this Note, it is understood and agreed that if at any time the rate of interest which accrues on the outstanding principal balance of this Note shall exceed the Highest Lawful Rate, the rate of interest which accrues on the outstanding principal balance of this Note shall be limited to the Highest Lawful Rate, but any subsequent reductions in the rate of interest which accrues on the outstanding principal balance of this Note shall not reduce the rate of interest which accrues on the outstanding principal balance of this Note below the Highest Lawful Rate until the total amount of interest accrued on the outstanding principal balance of this Note equals the amount of interest which would have accrued if such interest rate had at all times been in effect. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements among Borrower and Bank. This Note is entitled to the benefits of the International Loan Agreement, which International Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions and with the effect therein specified, and provisions to the effect that no provision of the International Loan Agreement or this Note shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate. The obligations of Borrower hereunder are secured by the International Security Documents. It is contemplated that by reason of prepayments or repayments hereon prior to the Maturity Date, there may be times when no indebtedness is owing hereunder prior to such date, but notwithstanding such occurrences, this Note shall remain valid and shall be in full force and effect as to Loans made pursuant to the International Loan Agreement subsequent to each such occurrence.

Except as otherwise specifically provided for in the International Loan Agreement, Borrower and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon, with or without notice, before or after maturity.

This Note is the Note referred to in the International Loan Agreement and is given in amendment, restatement and replacement, and add Borrower TEST as a co-maker to, but not in extinguishment, of the Third Amended and Restated International Revolving Note dated August 31, 1998 in the original principal amount of $5,000,000 made by Borrower and payable to the order of Bank.
THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

THIS NOTE AND THE OTHER INTERNATIONAL LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AS TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES; AND THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

IN WITNESS WHEREOF each Borrower has caused this Note to be executed and delivered by its officer thereunto duly authorized effective as of the date first above written.

BORROWER: NATIONAL TANK COMPANY

By: /s/ WILLIAM B. WIENER, III
   ---------------------------------------------
Name:   William B. Wiener, III
     -------------------------------------------
Title:  Senior Vice President
      ------------------------------------------

BORROWER:  TOTAL ENGINEERING SERVICES TEAM, INC.

By: /s/ WILLIAM B. WIENER, III
   ---------------------------------------------
Name:   William B. Wiener, III
     -------------------------------------------
Title:  Senior Vice President
      ------------------------------------------

                                  EXHIBIT "D"

                    INTERNATIONAL BORROWING BASE CERTIFICATE

                    As of period ended ________________, 19

Reference is made to that certain International Revolving Loan Agreement dated as of June 30, 1997 (as amended, modified and supplemented and in effect from time to time, the "International Loan Agreement") by and between NATIONAL TANK COMPANY, a corporation duly organized and validly existing under the laws of the State of Texas and TOTAL ENGINEERING SERVICES TEAM, INC., a corporation duly organized and validly existing under the laws of the State of Louisiana (jointly and severally, "Borrowers") and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association ("Bank"). Terms defined in the International Loan Agreement are used herein as defined therein.

Pursuant to Section 8.1(c) of the International Loan Agreement, the undersigned, the President(s) or Chief Financial Officer(s) of Borrowers, hereby certify that, to the best of their knowledge and belief after reasonable and due investigation and review, (i) attached hereto as Annex 1 is a true and accurate calculation of the International Borrowing Base as of _______________________, 19 __ in accordance with the requirements set forth in the International Loan Agreement and (ii) attached hereto as Annex 2 is a true and accurate schedule which specifically identifies the Eligible Accounts Receivable and Eligible Inventory in accordance with the requirements of the Eximbank.

IN WITNESS WHEREOF, the undersigned have caused this International Borrowing Base Certificate to be duly executed as of the day of ________________, 19__ .


BORROWER: NATIONAL TANK COMPANY

By: /s/ WILLIAM B. WIENER, III
   ---------------------------------------------
Name:  William B. Wiener, III
     -------------------------------------------
Title:  Senior Vice President
      ------------------------------------------


BORROWER:  TOTAL ENGINEERING SERVICES TEAM, INC.

By: /s/ WILLIAM B. WIENER, III
   ---------------------------------------------
Name:  William B. Wiener, III
     -------------------------------------------
Title:  Senior Vice President
      ------------------------------------------

                                    ANNEX 1
                    International Borrowing Base Calculation


1.A.    Total Eligible Accounts Receivable of NATCO and TEST
                                                                 --------------
  B.    Advance Rate: 90%
                                                                 --------------

  C.    Total Eligible Inventory of NATCO and TEST
                                                                 --------------

  D.    Advance Rate: 75%
                                                                 --------------

2.      Line 1B plus 1D equals: International
        Borrowing Base as of
                              ----------------------             --------------

3.      Lesser of No. 2 above or the Commitment
                                                                 --------------

4.      Less the International Exposure
        [Loans outstanding plus Letters of Credit
        (Face Value x collateral requirement)                    --------------
        under this facility]*
                                                                 --------------

5.      Borrowing Availability
                                                                 --------------

        A.   If a negative number, the amount
             of paydown and/or additional collateral required
                                                                 --------------

        B.   If a positive number, the amount
             of borrowing availability
                                                                 --------------

7.      Requested Action:

        A.   Paydown.
                                                                 --------------

         B. Drawdown
                                                                 --------------

         C. Letter of Credit (Face Value)
                                                                 --------------


* The face value of Letters of Credit issued under this facility plus Loans outstanding under this facility cannot exceed the amount of the Commitment

* Subject to review of the transaction, Bank may allow the inclusion of L/C so that are less than 100% collateralized.

                                    ANNEX 2
             International Borrowing Base Detailed Schedule Report


1.Eligible Accounts Receivable. Borrowers represent and warrant that all of the accounts receivable outlined below meet the requirements set forth in the definition of "Eligible Accounts Receivables."


[SCHEDULE TO BE USED IF ACCOUNTS RECEIVABLE ARISE UNDER AN EXPORT ORDER:

A. Receivables covered by letters of credit issued and/or confirmed in accordance with Section 8.10 of the International Loan Agreement. Copies of such letters of credit and assignments of proceeds of such letters of credit are attached hereto or have already been provided to Bank.

                                                   Invoice
          Customer Country         Amount            Date         L/C Bank
          ----------------         ------            ----         --------
          1.
          2.
          3.

B. Receivables insured by export insurance in accordance with Section 8.7 of the International Loan Agreement. True and correct copies of such insurance policies together with all endorsements' declarations, amendments and renewals thereto have been delivered to Bank. True and correct copies of the notification of assignment of insurance claims under such policies have been delivered to Bank.

                                                   Invoice
          Customer Country         Amount            Date         SBCL of DCL
          ----------------         ------            ----         -----------
          1.
          2.
          3.

C. Receivables arising from documentary collections, cash against documents transactions and other receivables otherwise approved in writing by Bank and Eximbank.

                                                   Invoice
          Customer Country         Amount            Date         Payment Terms
          ----------------         ------            ----         -------------
          1.
          2.
          3.

2.       Eligible Inventory

A. Borrowers represent and warrant that all of the inventory outlined below meets the requirements set forth in the definition of "Eligible Inventory." Without limitation of the foregoing, Borrowers represent and warrant that all such inventory contains at least 50% U. S. content and that all of such inventory is supported by an Export Order or an Indirect Export Order on file with Borrowers.

         Inventory Supported by Purchase Order:

                           Finished Goods
                                         -------------------------------------
                           Work-in-Process
                                          ------------------------------------
                           Raw Materials
                                        --------------------------------------

         Inventory Not Supported by Purchase Order:

                           Finished Goods
                                         -------------------------------------
                           Work-in-Process
                                          ------------------------------------
                           Raw Materials
                                        --------------------------------------

                  Total:
                        ======================================================

              Note: Describe any large or special inventory items.

                             ADDITIONAL COLLATERAL

1. Export-related receivables and inventory no longer Eligible-which have previously been included in an International Borrowing Base Certificate and which remain as Collateral for the International Obligations.

                                     [List]


                                  ATTACHMENTS

1.       Export Orders

In accordance with Section 7.2 of the International Loan Agreement attached hereto are copies of all new executed Export Orders, as outlined below:

                                                     Invoice
Customer    Country                     Amount         Date       Payment Terms
--------    -------                     ------         ----       -------------
       1.
       2.
       3.

2.       Export Insurance

         In accordance with Section 8.7 of the International Loan Agreement attached hereto are duly executed copies of the export insurance policies, together with endorsements, declarations, amendments and renewals which have not been previously provided to Bank:

3.       Other Information or Special Requests

                               FIFTH AMENDMENT TO
                     INTERNATIONAL REVOLVING LOAN AGREEMENT


                           Dated as of July 23, 1999

                  This Fifth Amendment to International Revolving Loan Agreement (this "Amendment") is entered into as of July 23, 1999, by and among NATIONAL TANK COMPANY, a Delaware corporation ("NATCO"), TOTAL ENGINEERING SERVICES TEAM, INC., a Louisiana corporation ("TEST") (jointly and severally, NATCO and TEST, the "Borrower" or the "Borrowers"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association (formerly Texas Commerce Bank National Association, together with its successors and assigns, the "Bank").

                                   RECITALS:

                  WHEREAS, NATCO and the Bank are parties to that certain International Revolving Loan Agreement, dated as of June 30, 1997; as amended by that certain First Amendment to International Revolving Loan Agreement, dated as of August 8, 1997; as further amended by that certain Second Amendment to International Revolving Loan Agreement, dated as of June 30, 1998; as further amended by that certain Third Amendment to International Revolving Loan Agreement, dated as of August 31, 1998; and as further amended by that certain Fourth Amendment to International Revolving Loan Agreement, dated as of November 16, 1998, which Fourth Amendment is between NATCO, TEST, and the Bank (as amended to the date hereof, the "Original International Loan Agreement"); and

                  WHEREAS, the Borrowers have requested that the Bank modify the Original International Loan Agreement to, among other things, (a) increase the Commitment to Ten Million Dollars ($10,000,000), (b) extend the Maturity Date from August 31, 1999 to July 23, 2002, and (c) to comply with the new Eximbank Guaranty; and

                  WHEREAS, pursuant to the terms and conditions hereof, the Bank has agreed to amend the Original International Loan Agreement, on the terms and conditions and as set forth herein;

                  NOW, THEREFORE, for good and valuable consideration, the Original International Loan Agreement is hereby amended as hereinafter set forth, subject to the conditions precedent set forth in this Amendment.

         SECTION 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Original International Loan Agreement.

         SECTION 2. Amendments to Original International Loan Agreement. The Original International Loan Agreement is, effective as of the date hereof, hereby amended as follows:

                  a. Exhibit A to the Original International Loan Agreement is hereby amended by amending the following definitions in their entirety as follows:

                           "Borrower Agreement" shall mean the Borrower
                  Agreement executed by the Borrowers as of July 23, 1999, and any amendment, modification and replacement thereof.

                           "Eximbank Guaranty" shall mean that certain Master
                  Guaranty Agreement No. TX-________-MGA-99 dated as of July 23, 1999 between the Eximbank and the Bank, as the same may be amended, modified or supplemented from time to time.

                           "Maturity Date" shall mean July 23, 2002.

                           "Note" shall mean that certain Fifth Amended and
                  Restated International Revolving Note executed and delivered by NATCO and TEST, jointly and severally, as of July 23, 1999, and each renewal, extension, amendment, replacement, modification or other rearrangement thereof.

                  b. Exhibit B to the Original International Loan Agreement is hereby replaced with Exhibit B attached hereto.

                  c. Section 2.1(a) of the Original International Loan Agreement is hereby amended in its entirety as follows:

                           (a) Upon the terms and conditions and relying upon
                  the representations and warranties herein set forth, the Bank agrees to make Loans to the Borrower on any one or more Business Days prior to the Maturity Date, up to an aggregate principal amount of Loans not exceeding at any one time outstanding the lesser of (i) $10,000,000.00 (such amount, as it may be reduced from time to time pursuant to Section 3.6, being the Bank's "Commitment") or (ii) the International Borrowing Base. Subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow hereunder. As of July 23, 1999, after giving effect to the Fifth Amendment, the unused Commitment is $6,893,301.00.

                  d. Section 2.3(iv) of the Original International Loan Agreement is hereby amended in its entirety as follows:

                           (iv) unless the Bank shall give its prior written
                  consent in its sole discretion, the expiry date is later than twelve (12) months from the date of issuance of such Letter of Credit.

                  e. Section 4.1 of the Original International Loan Agreement is hereby amended in its entirety as follows:

                           The Borrower shall pay to the Bank on July 23, 1999 and on each Loan Facility Anniversary Date a non-refundable facility fee in an amount equal to the product of (x) the Commitment, (y) the Annual Facility Fee Percentage, and (z) a fraction, the numerator of which is the number of months or a portion thereof remaining in the Loan Facility Term (not to exceed twelve (12) months), and the denominator of which is twelve (12).

                           Notwithstanding the foregoing sentence, if the criteria set forth in Exhibit 1 to the Eximbank Guaranty and in all amendments, supplements and replacements of such Exhibit delivered to the Bank at least ten (10) days prior to the effectiveness thereof (the "Criteria For Reduced Facility Fee") are satisfied, the Annual Facility Fee Percentage shall be reduced to 1.00%; provided, however, if the Loan Facility Term exceeds (12) months or is subject to an Extension, the Criteria For Reduced Facility Fee must be met on each Loan Facility Anniversary Date or the date of such Extension. For purposes of the facility fee payment due July 23, 1999, the Annual Facility Fee Percentage is 1.00%.

                  f. Article 6 of the Original International Loan Agreement is hereby amended by inserting at the end thereof the following new section:

                                    6.15. YEAR 2000. Any reprogramming required
                           to permit the proper functioning, in and following the year 2000, of (i) the Borrowers' computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which Borrowers' systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by July 12, 1999. The cost to the Borrowers of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrowers (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrowers and their respective Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrowers to conduct their respective business without Material Adverse Effect.

                  g. The definition of "Eligible Accounts Receivable" is hereby amended by inserting at the end thereof the following:

                           The value of each Eligible Accounts Receivable shall be, at the date of determination thereof, the aggregate face amount of such Eligible Accounts

                           Receivable less taxes, discounts, credits, allowances and Retainages, except to the extent otherwise permitted by the Bank in writing.

                  h. Exhibit A to the Original Loan Agreement is hereby amended by inserting therein in proper alphabetical order the following:

                           "Annual Facility Fee Percentage" shall mean one and
                  one-half percent (1.50%), subject to reduction as set forth in Section 4.1.

                           "Criteria For Reduced Facility Fee" shall have the
                  meaning set forth in Section 4.1.

                           "Extension" shall have the meaning set forth in the
                  Eximbank Guaranty.

                           "Final Disbursement Date" shall have the meaning set
                  forth in the Eximbank Guaranty.

                           "Loan Facility Anniversary Date" shall mean each one
                  (1) year anniversary of July 23, 1999.

                           "Loan Facility Term" shall mean the number of months
                  from July 23, 1999 to the Final Disbursement Date as originally set forth in the Loan Authorization Agreement.

                  i. Borrower acknowledges and agrees that the International Loan Documents shall be monitored and serviced by the domestic asset-based lending division of the Lender or its affiliate.

         SECTION 3. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that on or before the date hereof:

                  a. The Bank shall have received the following, each in form and substance and dated as of a date satisfactory to the Bank:

                           (i) a fully executed copy of the new Eximbank
                  Guaranty;

                           (ii) a minimum of three counterparts of this
                  Amendment executed by each party hereto;

                           (iii) an original Note executed and delivered by the
                  Borrowers, jointly and severally (promptly after this Amendment becomes effective, the Bank shall return to the Borrowers the Fourth Amended and Restated International Revolving Note, dated as of November 16, 1998);

                           (iv) two (2) completed originals of the new Borrower
                  Agreement executed by the Borrowers and the Guarantor;

                           (v) a new fully executed Delegated Authority Letter
                  Agreement;

                           (vi) payment of the facility fee due on July 23,
                  1999;

                           (vii) a letter from Eximbank in the form of Exhibit
                  A attached hereto;

                           (viii) the consent of the Guarantor to this
                  Amendment and the previous amendments to the Original International Loan Agreement; and

                           (ix) such other information and documents as may be
                  requested by the Bank or its counsel.

                  b. The Bank shall be satisfied that the applicable conditions set forth in Section 6 of the Delegated Authority Letter Agreement have been satisfied.

         SECTION 4. Representations and Warranties of the Borrowers. Each Borrower represents and warrants to the Bank that, at the time of execution hereof:

                  a. As of the date hereof and after giving effect to the amendments contemplated herein, (i) the representations and warranties contained in Section 6 of the International Loan Agreement, as amended by this Amendment, the other International Loan Documents and the Domestic Loan Documents to which Borrower is a party, are true and correct on and as of the date hereof as though made by Borrower on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date) and (ii) no Event of Default or other event which with the passage of time or the giving of notice or both would constitute an Event of Default has occurred and is continuing; and

                  b. The execution and delivery of this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations of Borrower under the International Loan Agreement, as amended by this Amendment, the Note, the other International Loan Documents and Domestic Loan Documents, as each of the foregoing documents and instruments may be further amended or otherwise modified from time to time.

         SECTION 5. Ratification. Each Borrower hereby ratifies (i) the International Loan Agreement, as amended by this Amendment, (ii) the Note,
(iii) the other International Loan Documents to which Borrower is a party and
(iv) the Domestic Loan Documents to which Borrower is a party, and confirms that and of the rights and powers created under each of the foregoing documents and instruments shall be and remain in full force and effect.

         SECTION 6. Reference to and Effect on the International Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Original International Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Original International Loan Agreement, and each reference in the other International Loan Documents to the "International Loan Agreement", "thereunder", "thereof" or words of like import referring to the Original International Loan Agreement, shall mean and be a reference to the Original International Loan Agreement as amended hereby.

         SECTION 7. Payment of Expenses. Pursuant to Section 11.3 of the International Loan Agreement, each Borrower agrees to pay on demand all costs and expenses of Bank in connection with the preparation, reproduction, execution and delivery of this Amendment and other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of course for Bank with respect thereto and with respect to advising Bank as to its rights and responsibilities under the International Loan Agreement, as hereby amended). In addition, Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder and agrees to save Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

         SECTION 8. Governing Law. THIS AMENDMENT HAS BEEN NEGOTIATED, AND IS BEING EXECUTED AND DELIVERED IN THE STATE OF TEXAS, AND THE SUBSTANTIVE LAWS OF SUCH STATE AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OF THE LOAN DOCUMENTS.

         SECTION 9. Invalid Provisions. If any provision of this Amendment is held to be illegal, invalid or unenforceable, such provision shall be fully severable; this Amendment shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Amendment; and the remaining provisions of this Amendment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Amendment.

         SECTION 10. Survival. All representations, warranties, conditions and covenants made herein shall survive the execution and delivery of this Amendment and the other International Loan Documents and the making of the Loans, and no investigation by the Bank, nor any closing shall affect the representations, warranties, conditions and covenants of the Borrowers or the right of the Bank to rely on and enforce them.

         SECTION 11. Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Bank under the International Loan Agreement, as amended by this Amendment, the Note, or any other International Loan Documents or the Domestic Loan Documents to which Borrower is a party, as each may be amended or modified from time to time, nor constitute a waiver of any other provision of the foregoing documents and instruments, as each may be amended or modified from time to time.

         SECTION 12. Further Assurances. Borrower agrees to do, execute, acknowledge and deliver all and every such further acts and instruments as Bank may request for the better assuring and confirming unto Bank all and singular the rights granted or intended to be granted hereby or hereunder.

         SECTION 13. Multiple Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

         SECTION 14. Assignment. The Bank may assign any of its rights and interests in any of the International Loan Documents or Domestic Loan Documents to Eximbank at any time, or from time to time, in the Bank's sole discretion and without notice to the Borrowers.

         SECTION 15. Entirety. THIS WRITTEN AMENDMENT, THE INTERNATIONAL LOAN AGREEMENT, THE NOTE, THE OTHER INTERNATIONAL LOAN DOCUMENTS, THE DOMESTIC LOAN DOCUMENTS AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RESPECTING THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                     NATIONAL TANK COMPANY


                     By: /s/ STEPHEN J. GOODLAND
                        -------------------------------------------
                     Name:  Stephen J. Goodland
                          -----------------------------------------
                     Title: Vice President - Finance and Accounting
                           ----------------------------------------


                     TOTAL ENGINEERING SERVICES TEAM, INC.


                     By: /s/ STEPHEN J. GOODLAND
                        -------------------------------------------
                     Name:  Stephen J. Goodland
                          -----------------------------------------
                     Title:  Assistant Secretary
                           ----------------------------------------


                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


                     By:
                        -------------------------------------------
                     Name:
                          -----------------------------------------
                     Title:
                           ----------------------------------------

THE UNDERSIGNED HEREBY CONSENTS TO
THIS AND ALL PRIOR AMENDMENTS TO THE
INTERNATIONAL LOAN DOCUMENTS AND
CONFIRMS THAT ITS INTERNATIONAL
GUARANTY IS AND REMAINS IN FULL
FORCE AND EFFECT

NATCO GROUP, INC. (formerly known as
Cummings Point Industries, Inc.)


By: /s/ STEPHEN J. GOODLAND
   -------------------------------------------
Name:  Stephen J. Goodland
     -----------------------------------------
Title: Vice President - Finance and Accounting
      ----------------------------------------

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
              AGREEMENT TO SATISFY EXIM "JUNIOR LIEN" REQUIREMENT

THIS AGREEMENT TO SATISFY EXIM "JUNIOR LIEN" REQUIREMENT (this "Agreement") dated as of August 31, 1998, ("Effective Date") is made by and between NATIONAL TANK COMPANY, a Delarware corporation (whether one or more, jointly and severally, "Borrower"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association ("Bank," formerly Texas Commerce Bank National Association).

PRELIMINARY STATEMENTS. Borrower and Bank have entered into an International Revolving Loan Agreement dated June 30, 1997 (as it may be amended or otherwise modified from time to time, the "International Loan Agreement"), providing for loans by Bank to Borrower under the Working Capital Guaranty Program ("WCGP") of the Export-Import Bank of the United States ("the Eximbank"). Bank has and/or may from time to time in its future discretion extend other loans and other credit to Borrower (no commitment to extend any such credit being evidenced by this Agreement) apart from the Eximbank guaranteed loans under the International Loan Agreement ("Other Obligations").

All capitalized terms used but not otherwise defined in this Agreement shall have the same meanings as in the International Loan Agreement.

The International Obligations and the Other Bank Obligations of Borrower to Bank are secured by the International Security Agreements; and may also be secured by one or more other security agreements, collateral assignments and similar agreements executed and delivered by Borrower prior to and/or in connection with this Agreement; and may also be secured by other such documents and collateral executed and delivered by Borrower in the future ("Other Collateral"); so that from time to time some or all collateral securing the International Obligations may also secure the Other Obligations, and vice versa.

Bank has advised Borrower that it is a condition of the WCGP that loans under the WCGP "be collateralized by a junior lien on all of the Borrower's assets securing the non-Eximbank guaranteed credit facility(ies)" extended by Bank to Borrower.

The WCGP contemplates that upon Borrower's default with respect to the International Obligations, the Eximbank's guaranty of such obligations if called upon by Bank shall be honored by the Eximbank's acceptance of assignment of such obligations from Bank, together with such rights in collateral securing such obligations as provided for in the WCGP, in exchange for the Eximbank's payment of the guaranteed portion of such obligations to Bank (the "Assignment"); but in any event Bank also retaining after such Assignment its own rights in all collateral securing Other Obligations and the unguaranteed portion of the International Obligations, the priorities between the Eximbank and Bank being determined in accordance with the requirements of the WCGP.

The parties therefore agree as follows:

1. Borrower agrees that in connection with the Assignment, Bank shall be entitled to assign (whether by outright assignment, grant of a beneficial interest or otherwise as Bank and Eximbank may mutually agree), and the Eximbank shall be entitled to accept, receive and enforce, such interests in the International Collateral and in the Other Collateral securing the International Obligations immediately prior to such Assignment, as may be agreed between the Eximbank and Bank subject to the requirements of the WCGP, Bank's retained interests in such collateral, and such other agreements and priorities as may be agreed by the Eximbank and Bank in connection with the Assignment or otherwise.

2. Borrower will execute such other and further agreements, certificates, filings, financing statements and other documents, and so such other acts and things, as Bank and Eximbank (following any Assignment) may request to assure all benefits contemplated by this Agreement are realized by Bank and Eximbank.

3. Borrower acknowledges and agrees that Bank's commitment to make Loans under the International Loan Agreement; the making of each Loan thereunder; and Bank's willingness in its discretion to extend credit creating Other Obligations of Borrower from time to time, are and shall be premised on Bank's continuing reliance on the guaranty of the International Obligations by Eximbank under the WCGP; and that the agreements herein are in furtherance and fulfillment of the requirements of the WCGP relied upon by the Eximbank in providing such guaranty; so that the all of the Loans made under the International Loan Agreement, and creation of any Other Bank Obligations from time to time prior to any Assignment, are and shall continue to be understood to be conditioned upon the execution and continued effectiveness of this Agreement, and the full and timely performance of all of its terms.

4. No security interest, lien, or other interest granted by Borrower, any guarantor or other person to Bank is released or limited in connection with the execution of this Agreement. Borrower confirms and ratifies each of the liens, security interests and other interests granted in each and all security agreements executed in connection with, related to, or securing the International Loan Agreement and each of the Other Obligations, each in accordance with its stated terms.

5. This Agreement shall become effective as of its Effective Date upon execution and delivery by each of the parties named in the signature lines below. This Amendment shall be included within the definition of "International Loan Documents" as used in the International Loan Agreement. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

6. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of its Effective Date.

BORROWER: NATIONAL TANK COMPANY                               BANK: CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

By:                                                           By:
   --------------------------------------------                  --------------------------------------------

Name:                                                         Name:
     ------------------------------------------                    ------------------------------------------

Title:                                                        Title:
      -----------------------------------------                     -----------------------------------------

Address:
        ---------------------------------------

                              AMENDED AND RESTATED
                          INTERNATIONAL REVOLVING NOTE

$10,000,000.00                                                     July 23, 1999

                 FOR VALUE RECEIVED, the undersigned, NATIONAL TANK COMPANY, a corporation organized under the laws of the State of Delaware and TOTAL ENGINEERING SERVICES TEAM, INC., a Louisiana corporation (collectively, the "Borrower"), HEREBY PROMISES TO PAY, jointly and severally, to the order of CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (formerly known as Texas Commerce Bank National Association, a national banking association) (the "Bank"), on or before July 23, 2002 (the "Maturity Date"), the principal sum of Ten Million and 00/100 Dollars ($10,000,000.00), or, if less, the aggregate principal amount of Loans outstanding on the Maturity Date, in accordance with the terms and provisions of that certain International Revolving Loan Agreement dated as of June 30, 1997 by and between the Borrower and the Bank (as amended from time to time, the "International Loan Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the International Loan Agreement).

                 The outstanding principal balance of this Note shall be due and payable as provided in the International Loan Agreement. The Borrower promises to pay interest on the unpaid principal balance of this Note from the date of any Loan evidenced by this Note until the principal balance thereof is paid in full. Interest shall accrue on the outstanding principal balance of this Note from and including the date of any Loan evidenced by this Note to but not including the Maturity Date at the rate or rates, and shall be due and payable on the dates, set forth in the International Loan Agreement. Any amount not paid when due with respect to principal (whether at stated maturity, by acceleration or otherwise), costs or expenses, or, to the extent permitted by applicable law, interest, shall bear interest from the date when due to and excluding the date the same is paid in full, payable on demand, at the Past Due Rate.

                 Payments of principal and interest, and all amounts due with respect to costs and expenses, shall be made in lawful money of the United States of America in immediately available funds, without deduction, set-off or counterclaim to the Bank, or such other location as may be notified to the Borrower by the Bank, not later than 12:00 noon (Houston time) on the dates on which such payments shall become due pursuant to the terms and provisions set forth in the International Loan Agreement.

                 If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or public holiday on which the Bank is not open for business, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment.

                 All loans and advances and all payments and prepayments made hereon shall be recorded in the holder's records and such records shall be controlling, absent manifest error.

                 In addition to all principal and accrued interest on this Note, the Borrower agrees to pay (a) all reasonable costs and expenses incurred by all owners and holders of this Note in collecting this Note through any probate, reorganization, bankruptcy or any other proceeding and (b) reasonable attorneys' fees when and if this Note is placed in the hands of an attorney for collection after default.

                 All agreements among the Borrower and the Bank, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made on this Note or otherwise, shall the amount paid, or agreed to be paid, to the Bank for the use, forbearance, or detention of the money to be loaned under the International Loan Agreement and evidenced by this Note or otherwise or for the payment or performance of any covenant or obligation contained in the International Loan Agreement, this Note or in any other International Loan Document exceed the Highest Lawful Rate. If, as a result of any circumstances whatsoever, fulfillment of any provision hereof or of any of such documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if, from any such circumstance, the Bank shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the Highest Lawful Rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of this Note or the amounts owing on other obligations of the Borrower to the Bank under any International Loan Document and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of this Note and the amounts owing on other obligations of the Borrower to the Bank under any International Loan Documents, as the case may be, such excess shall be refunded to the Borrower. All sums paid or agreed to be paid to the Bank for the use, forbearance, or detention of the indebtedness of the Borrower to the Bank shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full of the principal thereof (including the period of any renewal or extension thereof) so that the interest on account of such indebtedness shall not exceed the Highest Lawful Rate. Notwithstanding anything to the contrary contained in the International Loan Agreement or this Note, it is understood and agreed that if at any time the rate of interest which accrues on the outstanding principal balance of this Note shall exceed the Highest Lawful Rate, the rate of interest which accrues on the outstanding principal balance of this Note shall be limited to the Highest Lawful Rate, but any subsequent reductions in the rate of interest which accrues on the outstanding principal balance of this Note shall not reduce the rate of interest which accrues on the outstanding principal balance of this Note below the Highest Lawful Rate until the total amount of interest accrued on the outstanding principal balance of this Note equals the amount of interest which would have accrued if such interest rate had at all times been in effect. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between the Borrower and the Bank.

                 This Note is entitled to the benefits of the International Loan Agreement, which International Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions and with the effect therein specified, and provisions to the effect that no provision of the International Loan Agreement or this Note shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate. The obligations of the Borrower hereunder are secured by the International Security Documents. It is contemplated that by reason of prepayments or repayments hereon prior to the Maturity Date, there may be times when no indebtedness is owing hereunder prior to such date, but notwithstanding such occurrences, this Note shall remain valid and shall be in full force and effect as to Loans made pursuant to the International Loan Agreement subsequent to each such occurrence.

                 Except as otherwise specifically provided for in the International Loan Agreement, the Borrower and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon, with or without notice, before or after maturity.

                 THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

                 THIS NOTE AND THE OTHER INTERNATIONAL LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AS TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES; AND THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                 IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its officer thereunto duly authorized effective as of the date first above written.

                                        NATIONAL TANK COMPANY


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        TOTAL ENGINEERING SERVICES TEAM, INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------